Filed Pursuant to Rule 497(c)
Registration No. 2-85370

April 29, 2008 PROSPECTUS

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market Fund

SunAmerica Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Highlights

Q&A

Money market instruments purchased by the Funds are high-quality short-term debt obligations. The money market instruments in which the Funds will invest include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and time deposits; commercial paper and other short-term obligations of U.S. and foreign corporations; repurchase agreements; reverse repurchase agreements; and asset-backed securities.

“High-quality” instruments have a very strong capacity to pay interest and repay principal. Money market funds must generally invest in short-term securities that are rated within the two highest rating categories for short-term fixed-income securities by at least two nationally recognized rating services or unrated securities of comparable investment quality.

Municipal securities are debt obligations of a state or local government entity, which may support general governmental needs or special projects.

The following questions and answers are designed to give you an overview of SunAmerica Money Market Funds, Inc. (the “Company”), and to provide you with information about the Company’s separate funds (each a “Fund” and collectively the “Funds”) and their investment goals, principal investment strategies and principal investment techniques. Each investment goal may be changed without shareholder approval. The 80% investment policy of the SunAmerica Municipal Money Market Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that any Fund’s investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under “More Information About the Funds,” which is on page 18 and in the Glossary that follows on pages 20-21.

Q:	What are the Funds’ investment goals, principal investment strategies and techniques?

A:

Fund	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

SunAmerica Money Market Fund	Seeks as high a level of current income as is consistent with liquidity and stability of capital.	Invests primarily in high-quality money market instruments selected principally on the basis of quality and yield.	Invests in high-quality, short-term money market instruments, including U.S. government securities, certificates of deposit, bankers’ acceptances and time deposits, commercial paper and other short-term obligations of U.S. and foreign corporations, repurchase agreements, reverse repurchase agreements, and asset-backed securities.

SunAmerica Municipal Money Market Fund	Seeks as high a level of current income as is consistent with liquidity and stability of capital and that is exempt from regular federal income taxation.	Invests primarily in high-quality money market instruments selected primarily on the basis of quality and yield, that are exempt from regular federal income tax. Under normal market conditions, the Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in municipal securities that are exempt from regular federal income tax. Municipal securities may include private activity bonds, the interest on which is subject to the federal alternative minimum tax (“AMT”).	Invests in high-quality, short-term money market securities that are exempt from regular federal income tax, including municipal fixed-income securities with remaining maturities of 13 months or less, municipal commercial paper, variable rate demand notes and other adjustable rate securities that are exempt from regular federal income taxation and liquid Rule 144A securities.

Additional Information About the Funds’ Techniques

Each Fund is a money market fund and seeks to maintain a stable share price of $1.00. In order to do this, each Fund must comply with a rule of the Securities and Exchange Commission (“SEC”) that limits the types of securities in which each Fund may invest.

The Funds may purchase, without limit, securities whose interest income may be subject to AMT.

Q:	What are the principal risks of investing in the Funds?*

A:	While the Funds will invest primarily in short-term securities, you should be aware that the value of a Fund’s investments may be subject to changes in interest rates. A decline in interest rates will generally affect a Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase or decrease in interest rates would change the value of your investment in a Fund. Although each Fund seeks to maintain a stable share price of $1.00, there can be no assurance that it will be able to do so and it is possible to lose money by investing in the Funds.

Issuers in which a Fund invests may fail financially or otherwise fail to honor their obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Special factors relating to municipal securities could have a significant effect on the yield or value of the SunAmerica Municipal Money Market Fund’s investments in municipal securities. These factors generally include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. In addition, in order to pay interest that is exempt from Federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. To the extent that the SunAmerica Municipal Money Market Fund invests a larger portion of its assets in a particular named state’s municipal securities, the Fund will be more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences and terrorism or catastrophic natural disasters, such as hurricanes or earthquakes.

Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, the Federal Deposit Insurance Corporation or any other government entity. As with any mutual fund, there is no guarantee that the Funds will be able to achieve their investment goals or that the net return on an investment in the Funds will exceed what could have been obtained through other investment or savings vehicles.

*	For further information regarding risks, please see “Risk Terminology” on page 21.

Fund Highlights

Q:	How have the Funds performed historically?

A:	The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds’ performance from calendar year to calendar year. Sales charges are not reflected in the Bar Charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

SUNAMERICA MONEY MARKET FUND            (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 1.64% (quarter ended 12/31/00) and the lowest return for a quarter was 0.05% (quarter ended 03/31/04).

Average Annual Total Returns (as of the calendar year ended December 31, 2007)		Past One Year	Past Five Years	Past Ten Years	Since Inception**
SunAmerica Money Market Fund*	Class A	4.32%	2.33%	3.09%	N/A
	Class B	-0.58%	1.28%	2.34%	N/A
	Class C	2.43%	1.67%	2.34%	N/A
	Class I	4.43%	2.43%	N/A	2.21%

*	Includes sales charges where applicable.
**	Class A shares commenced offering on October 2, 1984. Class B shares commenced offering on September 24, 1993. Class I shares commenced offering on November 16, 2001. Class C shares, which were redesignated Class II shares on December 1, 1998 and then redesignated Class C shares on February 23, 2004, commenced offering on October 2, 1997.

SUNAMERICA MUNICIPAL MONEY MARKET FUND            (Class A)1

During the 9-year period shown in the Bar Chart, the highest return for a quarter was 0.86% (quarter ended 6/30/00) and the lowest return for a quarter was 0.04% (quarter ended 03/31/04).

Average Annual Total Returns (as of the calendar year ended December 31, 2007)		Past One Year	Past Five Years	Since Inception**
SunAmerica Municipal Money Market Fund*	Class A	2.84%	1.55%	1.80%
	Class B	-2.05%	0.55%	1.45%
	Class C	0.95%	0.94%	1.11%

[1]

Performance information of the SunAmerica Municipal Money Market Fund shown from July 7, 2000 through November 16, 2001 is that of the Municipal Money Market Fund, a series of North American Funds (the “Prior Municipal Money Market Fund”), which was reorganized into the Fund on November 16, 2001 (the “Municipal Money Reorganization”). The Fund commenced operations upon consummation of the Municipal Money Reorganization. The Prior Municipal Money Market Fund had a similar investment objective, investment strategies and policies as the Fund. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (“American General Fund”), which was reorganized into the Prior Municipal Money Market Fund on July 7, 2000. The American General Fund had the same investment subadviser and similar investment objective, investment strategies and policies as the Prior Municipal Money Market Fund. The average annual total returns of the shares of the Fund differ from those of the predecessor funds only to the extent that the Fund is subject to different sales charges and expenses. If the Fund’s sales charges and expenses were reflected, returns of the Fund’s shares would be less than those shown.

*	Includes sales charges where applicable.
**	Class A and Class B shares commenced offering on November 2, 1998. Class C shares commenced offering on August 10, 2000. On November 16, 2001, upon the consummation of the Municipal Money Reorganization, Class C shares of the Prior Municipal Money Market Fund were reorganized as Class II shares of the Fund. On February 23, 2004, Class II shares were redesignated as Class C shares.

Fund Highlights

Q:	What are the Funds’ expenses?

A:	The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

	SunAmerica Money Market Fund					SunAmerica Municipal Money Market Fund
	Class A(1)	Class B(1)	Class C(1)	Class I(1)		Class A(1)		Class B(1)		Class C(1)
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None		None		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is lower)(2)	None	4.00%	1.00%	None		None		4.00%		1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None		None		None		None

Redemption Fee(3)	None	None	None	None		None		None		None

Exchange Fee	None	None	None	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.47%	0.47%	0.47%	0.47%		0.35%		0.35%		0.35%

Distribution and/or Service (12b-1) Fees(4)	0.15%	0.90%	0.90%	None		0.15%		0.90%		0.90%

Other Expenses	0.28%	0.40%	0.39%	0.37%		0.33%	(5)	4.41%	(5)	3.07%	(5)

Total Annual Fund Operating Expenses	0.90%	1.77%	1.76%	0.84%		0.83%		5.66%		4.32%
Expense Reimbursement	—	—	—	(0.04%	)	0.00%		(3.96%	)	(2.62%	)

Net Expenses	0.90%	1.77%	1.76%	0.80%	(6)	0.83%	(6)	1.70%	(6)	1.70%	(6)

(1)	Investors wishing to purchase shares of the Funds are generally required to purchase Class A shares. Class B and Class C shares of a Fund will typically be issued: (i) in exchange for Class B shares or Class C shares, respectively, of other AIG SunAmerica Mutual Funds; or (ii) to shareholders who wish to invest by dollar cost averaging into Class B or C shares of another AIG SunAmerica mutual fund. Class I shares are offered exclusively to participants in certain employee retirement plans and other programs.
(2)	A contingent deferred sales charge (CDSC) on Class A shares will apply only if: (i) the original purchase was Class A of another AIG SunAmerica mutual fund which you subsequently exchanged into a Fund: (ii) the original purchase was $1,000,000 or more; and (iii) you redeem within two years from the original purchase date. The CDSC on Class B shares applies only to redemptions made within six years from purchase date. The CDSC on Class C shares applies only to redemptions made within twelve months of purchase date. See “Calculation of Sales Charges” on page 8 for more information on the CDSCs.
(3)	A $15.00 fee will be imposed for wire or overnight mail redemptions.
(4)	Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(5)	Other expenses include “acquired fund fees and expenses” (i.e., fees and expenses incurred indirectly as a result of investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally include investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles).
(6)	Pursuant to an Expense Limitation Agreement, AIG SunAmerica Asset Management Corp. (“AIG SunAmerica” or the “Adviser”) is contractually obligated to waive its fees and reimburse expenses to the extent that the Total Annual Fund Expenses exceed the following amounts in the table below:

	Class A	Class B	Class C	Class I
SunAmerica Money Market Fund	—	—	—	0.80%
SunAmerica Municipal Money Market Fund	0.95%	1.70%	1.70%	N/A

These expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Board of Directors (the “Board”), including a majority of the Directors who are not deemed to be “interested persons” of the Fund, as defined under section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Disinterested Directors”).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeemed your shares at the end of the periods indicated:

	1 Year	3 Years	5 Years	10 Years

Sun America Money Market Fund
(Class A shares)	$92	$287	$498	$1,108
(Class B shares)*	580	857	1,159	1,854
(Class C shares)	279	554	954	2,073
(Class I shares)	82	255	444	990

SunAmerica Municipal Money Market Fund
(Class A shares)	$85	$265	$460	$1,025
(Class B shares)*	573	836	1,123	1,764
(Class C shares)	273	536	923	2,009

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years

SunAmerica Money Market Fund
(Class A shares)	$92	$287	$498	$1,108
(Class B shares)*	180	557	959	1,854
(Class C shares)	179	554	954	2,073
(Class I shares)	82	255	444	990

SunAmerica Municipal Money Market Fund
(Class A shares)	$85	$265	$460	$1,025
(Class B shares)*	173	536	923	1,764
(Class C shares)	173	536	923	2,009

*	Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled “Shareholder Account Information” on page 8. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

Shareholder Account Information

SELECTING A SHARE CLASS

Each Fund offers a number of classes of shares through this Prospectus, including: Class A, Class B and Class C shares. The SunAmerica Money Market Fund also offers Class I shares.

Each class of shares has its own cost structure or requirements, as shown below. If you wish to purchase shares of a Fund, you will generally be required to purchase Class A shares, as Class B and Class C shares of the Fund are typically issued: (i) in exchange for Class B shares or Class C shares of other AIG SunAmerica mutual funds; or (ii) to shareholders who wish to invest by dollar cost averaging into Class B or C shares of another AIG SunAmerica mutual fund. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Class I shares are offered exclusively to participants in certain employee retirement plans and other programs.

Class A	Class B	Class C	Class I

• No front-end sales charges; all your money goes to work for you right away. • Lower annual expenses than Class B or Class C shares. • No deferred sales charges as described below.

•    No front-end sales charges; all your money goes to work for you right away.

•    Higher annual expenses than Class A shares.

•    Deferred sales charges on shares you sell within six years of purchase, as described below.

•    Automatic conversion to Class A shares approximately eight years after purchase.

•    Purchases in an amount of $100,000 or more will not be permitted. You should consult your financial adviser to determine whether other share classes are more beneficial given your circumstances.

•    No front-end sales charges; all your money goes to work for you right away.

•    Higher annual expenses than Class A shares.

•    Deferred sales charges on shares you sell within twelve months of purchase, as described below.

•    No conversion to Class A shares.

• Offered exclusively to certain institutions. • No sales charges. • Lower annual expenses than Class A, B, or C shares.

CALCULATION OF SALES CHARGES

Class A. Class A shares are available with no front-end sales charge. For those Class A shares subject to a CDSC, as described on page 6, a 1.00% CDSC is imposed on shares sold within one year of original purchase and a 0.50% CDSC is imposed on shares sold after the first year and within the second year after purchase.

Class B. Class B shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of purchase. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC.

Class B deferred charges:

Years after purchase year	CDSC on shares being sold
1st year or 2nd year	4.00%
3rd and 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

If you purchased Class B shares of a Fund prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC schedule described above.

Class C. Class C shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class C shares in connection with the reorganization of a North American Fund into your Fund, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by AIG SunAmerica Capital Services, Inc. (“AIG SACS”)). Any Class B or Class C shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

For purposes of the deferred sales charge, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE WAIVERS

Waivers for Certain Investors for Class B and Class C shares. Under the following circumstances, the CDSC may be waived on redemption of Class B and Class C shares. The Funds reserve the right to modify or cease offering these programs at any time without prior notice:

•	within one year of the shareholder’s death or becoming legally disabled (individual and spousal joint tenancy accounts only);

•

taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Fund Services, Inc. (“AIG SAFS”) serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/ 2 at the time the redemption is made;

•	payments made through the Systematic Withdrawal Plan (subject to certain conditions);

•

eligible participant distributions from employer-sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services, such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions; and

•	involuntary redemptions (e.g., closing of small accounts described under “Shareholder Account Information”).

Reinstatement Privilege. If you sell shares of a Fund, within one year after the sale you may invest some or all of the proceeds in the same share class of the Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s). If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale.

Information and records to be provided to the Funds. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the “Mutual Fund Resources” hyperlink. The Funds’ Statement of Additional Information also contains additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I) of each Fund has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to AIG SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	None	up to 0.15%
B	0.75%	up to 0.15%
C	0.75%	up to 0.15%

Because Rule 12b-1 Fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT (Classes A, B and C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

•	non-retirement account: $500

•	retirement account: $250

•	dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for each Fund are as follows:

•	non-retirement account: $100

•	retirement account: $25

The minimum initial and subsequent investments may be waived for certain fee-based and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder Services at 800-858-8850.

Shareholder Account Information

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the information described under “Shareholder Account Information — How to Buy Shares.” You can initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Fund reserves the right to redeem the shares purchased and close the account. If a Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process with the Transfer Agent.

If you invest in the Fund through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial adviser about its applicable fees.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Funds directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Funds due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Funds at 800-858-8850.

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Shareholder Account Information

HOW TO BUY SHARES (Classes A, B and C)

Buying	Shares Through Your Financial Institution

You may generally open an account and buy Class A, B and C shares through any Financial Institution, although Class B and C shares are typically only issued in connection with exchange transactions as described in “Selecting a Share Class” on page 8. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under “Adding to an Account.” The Funds will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Directors and other individuals who are affiliated with, or employed by an affiliate of, the Fund or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents.

Buying	Shares Through the Fund

Opening an Account	Adding to an Account

By check

•   Make out a check for the investment amount, payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

•   Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 West 9th St.

Kansas City, MO 64105-1514

•   All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

•   Accounts can only be opened by check by a non-resident alien if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•   Make out a check for the investment amount, payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

•   Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

•   Indicate the Fund and account number in the memo section of your check.

•   Deliver the check and your stub or note to your broker or financial advisor, or mail them to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9373

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 West 9th St.

Kansas City, MO 64105-1514

By wire

•   Fax your completed application to AIG SAFS at 201-324-6496.

•   Obtain your account number by calling Shareholder Services at 800-858-8850.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (include name of Fund and share class).

FBO: (include account number and names in which the acct. is registered).

Your bank may charge a fee to wire funds.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (include name of Fund and share class).

FBO: (include account number and names in which the acct. is registered).

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

HOW TO SELL SHARES (Classes A, B and C)

Selling	Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Funds as described below under “Selling Shares Through the Funds.” Shares held for you in your Financial Institution’s name must be sold through the Financial Institution.

Selling	Shares Through the Funds

By mail

Send your request to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105-1514

Your request should include:

•   Your name

•   Fund name, share class and account number

•   The dollar amount or number of shares to be redeemed

•   Any special payment instructions

•   The signature of all registered owners exactly as the account is registered

•   Any special documents required to assure proper authorization

•   A $15.00 fee will be imposed for overnight mail redemptions

By phone

• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. Eastern Time on most business days. • Or, for automated 24-hour account access, call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. Eastern Time on most business days. Otherwise, you must provide a voided check, and in writing, the following information:

•   The Fund name, share class and account number you are redeeming

•   Bank or Financial Institution name

•   ABA routing number

•   Account number

•   Account registration

•   If the account registration at your bank is different than your account at AIG SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.

•   Minimum amount to wire money is $250. A $15 fee will be deducted from your account.

By Internet:

Visit our web site at www.sunamericafunds.com, and select the “View Your Account” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

Certain Requests Require a Medallion Guarantee:

To protect you and the Funds from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee):

•	Redemptions are in the amount of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

•	Your address of record has changed within the previous 30 days

•	Shares are being transferred to an account with a different registration

Shareholder Account Information

•	someone (such as an Executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required)

You can generally obtain a medallion guarantee from the following sources:

•	a broker or securities dealer

•	a federal savings, cooperative or other type of bank

•	a savings and loan or other thrift institution

•	a credit union

•	a securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class I)

Class I shares of the SunAmerica Money Market Fund are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SACS to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial adviser or plan administrator.

TRANSACTION POLICIES (All Funds and All Classes)

Valuation of shares. The net asset value per share (“NAV”) for each Fund and each class is determined each Fund business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Fund also will be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. It is the intention of each Fund to maintain a net asset value per share of $1.00, although there can be no assurance that each Fund will be able to do so. For each Fund, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Company’s Board has adopted procedures intended to stabilize each Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

Buy and sell prices. When you buy Class A, Class B or Class I shares, you pay the NAV. When you sell Class A, B or C shares, you receive the NAV minus any applicable CDSCs. When you sell Class I shares, you receive the NAV.

Execution of requests. Each Fund is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If a Fund or the Transfer Agent receives your order before the Fund’s close of business (generally 4:00 p.m., Eastern Time), you will receive that day’s closing price. If a Fund or the Transfer Agent receives your order after that time, you will receive the next business day’s closing price. Each Fund reserves the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Fund’s Transfer Agent after the close of regular trading on the NYSE on a Fund business day. As long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day, the investor will receive the NAV of the Fund’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven (7) days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. The Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) where certain notifications have been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, each Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Fund for shares of the same class of any other retail fund distributed by AIG SACS except for SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A and Class C shares only). However, exchanges of shares may be subject to applicable sales charges imposed by the fund into which you would like to exchange. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to January 2, 2002 for another Fund’s Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another fund’s shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. The Funds may change or cancel their exchange privileges at any time, upon 60 days’ written notice to their shareholders. The Funds may also refuse any exchange order without notice.

Certificated shares. The Funds do not issue certificated shares.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The AIG SunAmerica Mutual Funds discourage excessive or short-term trading, often referred to as “market timing,” and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a fund or any of its service providers, such trading may interfere with the efficient management of the fund’s portfolio, may materially increase the fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the fund (e.g., by causing the funds to maintain a higher cash balance than they otherwise would which would result in reduced yields) and its shareholders. The funds’ Board of Directors has determined that the funds should not serve as vehicles for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All AIG SunAmerica Mutual Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with a fund’s Transfer Agent. While a funds’ expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the funds’ Prospectus, the funds may be limited in their ability to monitor the trading activity or enforce the funds’ market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, a fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive short-term trading may interfere with efficient management of the fund’s portfolio, increase the fund’s transaction costs, administrative costs and taxes and/or impact fund performance.

Market timing procedures. The AIG SunAmerica Mutual Funds’ procedures include committing staff of the funds’ shareholder services agent to monitor trading activity in the funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a fund. Factors considered in the monitoring process include, but may no be limited to, the frequency of transactions by the Financial Intermediary, a fund’s investment objective, the size of a fund and the dollar amount of the transaction. In the event that such trading activity is identified, and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the fund, the funds reserve the right to temporarily or permanently bar your future purchases into AIG SunAmerica Mutual Funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

AIG SACS has entered into agreements with financial intermediaries that maintain omnibus accounts with the AIG SunAmerica Mutual Funds pursuant to which the financial intermediary undertakes to provide certain information to the funds, including trading information, and also agrees to execute certain instructions from the funds in connection with the funds market timing policies. In certain circumstances, a fund may rely upon the policy of a financial intermediary to deter short-term or excessive trading if the fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a fund. A financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than a fund’s policy.

Shareholder Account Information

An AIG SunAmerica Mutual Fund may also accept undertakings by a financial intermediary to enforce excessive or short-term trading policies on behalf of the funds using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the funds against such transactions. For example, certain financial intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternative techniques that the funds consider to be a reasonable substitute for such a block.

Though implementation of the AIG SunAmerica Mutual Funds’ procedures involve judgments that are inherently subjective and involve some selectivity in their application, the funds and the funds’ service providers seek to make judgments that are consistent with the interests of the funds’ shareholders. There is no assurance that the funds or their service providers will gain access to any or all information necessary to detect market timing. While the funds will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot represent that such trading activity can be completely eliminated.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under “Transaction Policies,” the Funds reserve the right to reject any purchase or exchange order for their shares for any reason and thus may exercise such right in the event they determine that a purchase or exchange order is disruptive to a Fund’s management or otherwise (e.g., by causing the Funds to maintain a higher cash balance than they otherwise would which would result in reduced yields). The Funds’ procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to a Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive.

DISCLOSURE OF PORTFOLIO HOLDINGS

For more information on the Funds’ policies and procedures for disclosing confidential portfolio holdings information, please refer to the Statement of Additional Information.

ADDITIONAL INVESTOR SERVICES (Classes A, B and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by AIG SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account. To use the Systematic Withdrawal Plan:

•	You must have at least $5,000 worth of shares in your account.

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•	Make sure your dividends and capital gains, if any, are being reinvested.

Systematic Exchange Program may be used to exchange shares of a Fund periodically for the same class of shares of one or more other funds distributed by AIG SACS except for SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A shares and Class C shares only). To use the Systematic Exchange Program:

•	Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). Each exchange must be at least $50.

•	Accounts must be registered identically; otherwise a medallion guarantee will be required.

Retirement Plans. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plans, and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, ext. 6074.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account	Mailings:

Account Statements. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction Confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase, automatic redemption or systematic exchange); and

•	after any change(s) of name or address of the registered owner(s), or after certain account option changes.

IRS tax forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st.

These mailings apply to accounts opened through the Funds. Accounts opened through a broker/dealer firm will receive statements from that Financial Institution.

Prospectuses, Annual, and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.sunamericafunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Funds).

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly by the Funds. Capital gains distributions, if any, are paid annually by the Funds.

Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SACS or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder/Dealer Services at 800-858-8850 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class C shares of the same Fund as Class I shares are not subject to any distribution or service fee. The per share dividends in Class A shares of the Fund will generally be higher than the per share dividends in Class B and Class C shares as Class A shares are not subject to a distribution fee. Dividends paid to each Class of shares of the Funds will, however, be declared and paid on the same days at the same times and, except as noted with respect to the distribution of service fees payable under the Rule 12b-1 plan, will be determined in the same manner and paid in the same amounts.

Taxability of Dividends. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has met in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the SunAmerica Money Market Fund, whether reinvested or taken as cash, are generally considered taxable. It is anticipated that substantially all of the distributions from the SunAmerica Money Market Fund will be taxed as ordinary income. It is anticipated that dividends you receive from the SunAmerica Municipal Money Market Fund generally will be exempt from regular federal income tax. However, because the SunAmerica Municipal Money Market Fund may invest, without limit, in securities whose interest income is subject to the federal alternative minimum tax, you may owe taxes on a portion of your dividends if you are among those investors who pay alternative minimum tax. Corporations will not be entitled to take a dividends-received deduction for dividends they receive from a Fund.

Some dividends paid in January, if declared in the previous quarter, may be taxable as if they had been paid the previous December.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. As qualified plans, the employee retirement plans that invest in Class I generally pay no federal income tax. Individual participants in the plan should consult their plan documents and their own tax professionals for information on the tax consequences associated with participating in the plans.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold 28% of your reportable distributions and redemption proceeds if you have not provided a correct taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax professional about the potential tax consequences of an investment in a Fund under all applicable laws.

Small Accounts (other than Class I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance, the effects of sales charges, or administrative fees (for retirement plans only).

More Information About the Funds

FUND INVESTMENT STRATEGIES

Each Fund has its own investment goal and a strategy for pursuing it. This chart summarizes information about each Fund’s investment approach. Following this chart is a Glossary that further describes the investment and risk terminology that we use. Please review the Glossary in conjunction with this chart.

	SUNAMERICA MONEY MARKET FUND	SUNAMERICA MUNICIPAL MONEY MARKET FUND
What is the Fund’s investment goal?	Seeks as high a level of current income as is consistent with liquidity and stability of capital.	Seeks as high a level of current income as is consistent with liquidity and stability of capital and that is exempt from regular federal income taxation.
What principal investment strategy does the Fund use to implement its investment goal?	Invests primarily in high-quality, short-term money market instruments selected principally on the basis of quality and yield.	Invests primarily in high-quality money market instruments selected primarily on the basis of quality and yield that are exempt from regular federal income tax. Under normal market conditions, the Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in municipal securities which pay income exempt from regular federal income taxes. Municipal securities may include private activity bonds, the interest on which is subject to AMT.
What are the Fund’s principal investment techniques?	Invests in high-quality, short-term money market instruments, including U.S. government securities, certificates of deposit, bankers’ acceptances and time deposits; commercial paper and other short-term obligations of U.S. and foreign corporations; repurchase agreements; reverse repurchase agreements; and asset-backed securities.	Invests in high-quality, short-term money market securities that are exempt from regular federal income tax, including municipal fixed-income securities with remaining maturities of 13 months or less, municipal commercial paper, variable rate demand notes, auction rate preferred stock and other adjustable rate securities that are exempt from regular federal income taxation and liquid Rule 144A securities.
What risks may affect the Fund?	PRINCIPAL RISKS: • Interest rate fluctuations • Credit risk • Securities selection NON-PRINCIPAL RISKS: • Illiquidity • Prepayment • Foreign securities risk	PRINCIPAL RISKS: • Interest rate fluctuations • Credit risk • Securities selection • Municipal market risk NON-PRINCIPAL RISKS: • Illiquidity

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More Information About the Funds

GLOSSARY

The two best-known debt rating agencies are Standard & Poor’s Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc.

INVESTMENT TERMINOLOGY

Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula.

Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

Bankers’ acceptances are time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity and represent direct or contingent obligations of commercial banks.

Certificates of deposit are interest-bearing time deposits representing direct or contingent obligations of commercial banks.

Commercial paper is short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes.

Fixed income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

Municipal bond is a debt obligation of a state or local government entity, which may support general governmental needs or special projects.

Municipal commercial paper consists of short term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, repurchase agreement or other credit facility agreement offered by banks or other institutions.

Municipal notes are notes issued by local, regional and state governments to meet their short-term funding requirements.

Municipal securities include municipal bonds, municipal commercial paper and municipal notes.

Repurchase agreements are agreements in which the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months.

Reverse repurchase agreements are agreements in which a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund.

Rule 144A securities are investments purchased and sold in large institutional markets. Many of these transactions are exempted from the registration requirements under the securities laws pursuant to Rule 144A under the Securities Act of 1933, as amended.

Short-term money market instruments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit.

Stability of capital means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

U.S. government securities are issued or guaranteed as to principal and interest, by the U.S. government, its agencies or instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

Variable rate demand notes, or VRDNs, are either taxable or tax-exempt obligations which contain a floating or variable interest rate adjustment formula and which are subject to an unconditional right of demand to receive payment of the principal balance plus accrued interest either at any time or at specified intervals not exceeding one year and in either case upon no more than seven days notice.

RISK TERMINOLOGY

Credit risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Foreign securities risk: Foreign securities in which the Funds may invest, although U.S. dollar denominated, may present additional risks. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign investments will also be affected by local, political or economic developments and governmental actions. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors and may have restrictions on foreign ownership of securities or impose other restrictions or controls that would adversely affect the liquidity of the Fund’s investments. Consequently, foreign securities may be less liquid, more volatile and more difficult to obtain frequent and reliable information about that than U.S. securities.

Illiquidity: Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.

Interest rate fluctuations: Changes in interest rates will affect the yield and value of the Funds’ investments in short-term securities. A decline in interest rates will generally affect a Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase or decrease in interest rates would change the value of your investment in a Fund.

Municipal market risk: Special factors relating to municipal securities could have a significant effect on the yield or value of the SunAmerica Municipal Money Market Fund’s investments in municipal securities. These factors include, generally, political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. In addition, in order to pay interest that is exempt from Federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. To the extent that the SunAmerica Municipal Money Market Fund invests a larger portion of its assets in a particular named state’s municipal securities, the Fund will be more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences and terrorism or catastrophic natural disasters, such as hurricanes or earthquakes.

Prepayment: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

Securities selection: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Fund Management

Adviser. AIG SunAmerica, which was organized in 1982 under the laws of Delaware, serves as investment adviser to the Funds, provides various administrative services, and supervises the daily business affairs of each Fund. As the investment adviser, AIG SunAmerica selects and manages Fund investments except to the extent it has delegated portfolio management of a fund to a subadviser. In addition to managing the Funds, AIG SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, AIG Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Focused Series, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Income Funds, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series Trust, AIG Retirement Company I and AIG Retirement Company II. As of March 31, 2008, AIG SunAmerica managed, advised and/or administered assets in excess of $50.3 billion.

For the fiscal year ended December 31, 2007, the SunAmerica Money Market Fund paid AIG SunAmerica a management fee equal to 0.47% of average daily net assets and the SunAmerica Municipal Money Market Fund paid AIG SunAmerica a management fee equal to 0.35% of average daily net assets.

The SunAmerica Municipal Money Market Fund is subadvised by AIG Global Investment Corp. (“AIGGIC” or the “Subadviser”). AIGGIC is located at 70 Pine Street, New York, New York 10270, and is responsible for investment decisions for the Fund. AIGGIC is an AIG SunAmerica affiliate and is a part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC), which provide investment advice, and market asset management products and services to clients around the world. As of December 31, 2007, AIG Investments managed approximately $754 billion, of which approximately $622 billion relates to AIG affiliates and $132 billion relates to client assets. For the fiscal year ended December 31, 2007, AIG SunAmerica paid AIGGIC a subadvisory fee at the rate of 0.25% per annum of the Fund’s average daily net assets. This fee is paid by AIG SunAmerica and not the SunAmerica Municipal Money Market Fund.

A discussion regarding the basis for the Board of Directors approval of investment advisory agreements for the Funds is available in the Funds’ Annual Report to shareholders for the period ending December 31, 2007.

AIG SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Funds in the amounts set forth in the Funds’ Statement of Additional Information (“SAI”) and as described in the footnotes to the Expense Table of this Prospectus. AIG SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors.

Distributor. AIG Capital Services, Inc. (the “Distributor”) distributes each Fund’s shares. The Distributor, an AIG SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund’s Class A, Class B and Class C Rule 12b-1 Plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of a Fund). This compensation may include additional compensation with respect to the sale of Class A, Class B or Class C shares; or financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be make available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Fund’s shares to qualify for this Compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, the Adviser or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other Financial Intermediaries who sell fund shares. In addition, the Adviser, the Distributor or their affiliates (including the Administrator) may make substantial payments to broker-dealers or other Financial Intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by the Adviser. In some circumstances, those types of payments may relate to one or more Funds’ inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by the Adviser are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds’ Class A, Class B and Class C Rule 12b-1 Plans. Payments by other affiliates are out of their own resources.

Servicing Agent. AIG SunAmerica Fund Services, Inc. (“AIG SAFS” or the “Servicing Agent”) assists the Funds’ Transfer Agent in providing shareholder services. The Servicing Agent, an AIG SunAmerica affiliate, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of the average daily net assets of the Funds.

Financial Highlights

The Financial Highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are incorporated by reference in the Funds’ SAI which is available upon request.

SUNAMERICA MONEY MARKET FUND

Period Ended	Net Asset Value beginning of period	Net invest- ment income(1)	Dividends from net invest- ment income	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets
	Class A
12/31/03	$1.000	$0.003	$(0.003)	$1.000	0.32%	$1,644,603	0.88%		0.32%
12/31/04	1.000	0.005	(0.005)	1.000	0.50	1,630,353	0.90		0.49
12/31/05	1.000	0.024	(0.024)	1.000	2.38	1,587,641	0.89		2.35
12/31/06	1.000	0.041	(0.041)	1.000	4.22	1,711,783	0.89		4.14
12/31/07	1.000	0.044	(0.044)	1.000	4.32	1,182,789	0.90		4.27
	Class B
12/31/03	$1.000	$0.000	$0.000	$1.000	0.03%	$44,529	1.18	%(3)	0.03	%(3)
12/31/04	1.000	0.001	(0.001)	1.000	0.07	42,437	1.32	(3)	0.06	(3)
12/31/05	1.000	0.015	(0.015)	1.000	1.52	31,738	1.74		1.46
12/31/06	1.000	0.033	(0.033)	1.000	3.32	23,806	1.76		3.26
12/31/07	1.000	0.034	(0.034)	1.000	3.42	18,326	1.77		3.38
	Class C†
12/31/03	$1.000	$0.000	$0.000	$1.000	0.03%	$20,290	1.18	%(3)	0.03	%(3)
12/31/04	1.000	0.001	(0.001)	1.000	0.07	16,985	1.33	(3)	0.06	(3)
12/31/05	1.000	0.015	(0.015)	1.000	1.54	13,497	1.71		1.59
12/31/06	1.000	0.033	(0.033)	1.000	3.33	12,399	1.74		3.31
12/31/07	1.000	0.033	(0.033)	1.000	3.43	23,046	1.76		3.34
	Class I
12/31/03	$1.000	$0.004	$(0.004)	$1.000	0.43%	$9,636	0.77	%(3)	0.43	%(3)
12/31/04	1.000	0.006	(0.006)	1.000	0.58	11,895	0.80	(3)	0.59	(3)
12/31/05	1.000	0.025	(0.025)	1.000	2.49	13,708	0.80	(3)	2.49	(3)
12/31/06	1.000	0.042	(0.042)	1.000	4.31	18,057	0.80	(3)	4.26	(3)
12/31/07	1.000	0.043	(0.043)	1.000	4.43	18,543	0.80	(3)	4.32	(3)

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3)	Net of the following expense reimbursements (based on average net assets):

	12/31/03	12/31/04	12/31/05	12/31/06	12/31/07
Class B	0.51%	0.39%	—%	—%	—%
Class C†	0.53	0.39	—	—	—
Class I	0.02	0.09	0.05	0.05	0.04

†	Effective February 23, 2004, Class II shares were redesignated as Class C shares.

SUNAMERICA MUNICIPAL MONEY MARKET FUND

Period Ended	Net Asset Value beginning of period	Net invest- ment income(1)	Dividends from net invest- ment income	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)	Ratio of net investment income to average net assets(3)
			Class A
12/31/03	$1.000	$0.003	$(0.003)	$1.000	0.28%	$113,802	0.81%	0.28%
12/31/04	1.000	0.004	(0.004)	1.000	0.36	97,374	0.87	0.35
12/31/05	1.000	0.016	(0.016)	1.000	1.62	84,817	0.81	1.58
12/31/06	1.000	0.027	(0.027)	1.000	2.69	101,083	0.78	2.68
12/31/07	1.000	0.027	(0.027)	1.000	2.84	153,906	0.83	2.80
			Class B
12/31/03	$1.000	$0.001	$(0.001)	$1.000	0.10%	$3,168	0.98%	0.11%
12/31/04	1.000	0.001	(0.001)	1.000	0.10	497	1.02	0.10
12/31/05	1.000	0.008	(0.008)	1.000	0.81	520	1.62	0.80
12/31/06	1.000	0.018	(0.018)	1.000	1.77	536	1.69	1.77
12/31/07	1.000	0.020	(0.020)	1.000	1.95	189	1.70	1.95
			Class C†
12/31/03	$1.000	$0.001	$(0.001)	$1.000	0.10%	$258	1.00%	0.11%
12/31/04	1.000	0.001	(0.001)	1.000	0.10	223	1.18	0.10
12/31/05	1.000	0.008	(0.008)	1.000	0.82	1,563	1.59	1.02
12/31/06	1.000	0.018	(0.018)	1.000	1.77	134	1.66	1.61
12/31/07	1.000	0.017	(0.017)	1.000	1.95	617	1.70	1.92

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3)	Net of the following expense reimbursements (based on average net assets):

	12/31/03	12/31/04	12/31/05	12/31/06	12/31/07
Class A	0.03%	0.00%	0.04%	0.00%	0.01%
Class B	1.03	0.87	1.44	2.15	3.96
Class C†	7.45	4.20	0.47	2.14	2.62

†	Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

Annual and Semi-annual Reports.    Contain financial statements.

Statement of Additional Information (SAI).    The SAI contains additional information about the Funds’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

You may obtain copies of these documents, request other information about the Funds or make shareholder inquiries by contacting: AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our web site at www.sunamericafunds.com or by calling your broker or financial adviser.

View your account online!

Visit our website at www.sunamericafunds.com and click on “Shareholder Services” in order to:

•	View your account and portfolio balance(s)

•	View the transaction history of your account(s)

•	See the net asset value of the Fund(s) you own

•	Perform financial transactions (some limitations apply)

•	Update account information (some limitations apply)

•	Access year-to-date tax summary information

•	View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.sunamericafunds.com and clicking on the “Financial Professionals” link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.sunamericafunds.com and clicking on “Shareholder Services” and the “Go Paperless” option to complete the consent form. Why Go Paperless?

•	Immediate receipt of important Fund information

•	Elimination of bulky documents from personal files

•	Reduction of the Fund’s printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the SEC’s website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

The Funds are series of SunAmerica Money Market Funds, Inc.

INVESTMENT COMPANY ACT

File No. 811-03807

MMPRO-4/08

SUNAMERICA MONEY MARKET FUNDS, INC.

Statement of Additional Information dated April 29, 2008

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Money Market Funds, Inc. (the “Company”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company currently has two investment portfolios, or series, both of which are diversified within the meaning of the 1940 Act: the SunAmerica Money Market Fund (“Money Market Fund”) and the SunAmerica Municipal Money Market Fund (“Municipal Money Market Fund”). The Money Market Fund seeks as high a level of current income as is consistent with liquidity and stability of capital. The Municipal Money Market Fund seeks as high a level of current income as is consistent with liquidity and stability of capital and that is exempt from regular federal income taxation.

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the Prospectus of SunAmerica Money Market Funds, Inc. dated April 29, 2008. The SAI expands upon and supplements the information contained in the current Prospectus. To obtain a Prospectus, free of charge, please call (800) 858-8850. The Prospectus is incorporated by reference into this SAI. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. The audited Financial Statements of the Funds have been incorporated by reference into the SAI from the Fund’s Annual Report. The Annual Report is available, without charge, upon request by calling the toll free number provided.

THE COMPANY

The Company is an open-end management investment company organized as a Maryland corporation in 1983. The Company currently offers shares of two series: the Money Market Fund and Municipal Money Market Fund (each, a “Fund,” and collectively, the “Funds”). Both of the Funds are diversified within the meaning of the 1940 Act.

Class A shares of the Money Market Fund commenced offering on October 2, 1984. Class B shares of the Money Market Fund commenced offering on September 24, 1993. Class C shares of the Money Market Fund commenced offering on October 2, 1997. On December 1, 1998, Class C shares of the Money Market Fund were redesignated as Class II shares. Effective February 23, 2004, Class II shares of the Money Market Fund were redesignated as Class C shares. Class I shares of the Money Market Fund commenced offering on November 16, 2001.

On August 22, 2001, the Board of Directors of the Company (the “Board” or the “Directors”) approved the creation of the Municipal Money Market Fund. The Municipal Money Market Fund is the survivor of the reorganization with the Municipal Money Market Fund of North American Funds (the “Prior Municipal Money Market Fund”). The offering of such Fund’s Class A, B and II shares commenced on November 16, 2001. Effective February 23, 2004, Class II shares of the Municipal Money Market Fund were redesignated as Class C shares.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective (or “goal”) and policies of each Fund are described in the Prospectus. Certain types of securities in which each Fund may invest and certain investment practices that each Fund may employ, are described under “More Information About the Funds – Fund Investment Strategies” in the Prospectus and are discussed more fully below. Unless otherwise specified, each Fund may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

U.S. Government Obligations

Each Fund may invest in a variety of short-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. government, which may be purchased by each Fund, also vary in terms of their maturities at the time of issuance. However, each Fund invests only in obligations that, at their time of purchase by the Fund, have remaining maturities of 397 calendar days or less.

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage

Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issues or guaranteed by the U.S. Treasury.

Bank Obligations

Certificates of Deposit (“CDs”) and bankers’ acceptances may be purchased by each Fund. CDs are securities that represent deposits in a depository institution (e.g., a commercial bank or savings and loan association) for a specified period at a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank, are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because U.S. banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.

Bankers’ acceptances are short-term credit instruments that represent the promise of a bank to pay a draft drawn by one of its customers at its maturity. These obligations are used to finance the import, export, transfer or storage of goods and represent the obligation of both the accepting bank and its customer.

The Municipal Money Market Fund limits investments in U.S. CDs and bankers’ acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). The Municipal Money Market Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

Commercial Paper

The commercial paper in which each Fund may invest may be unsecured or may be backed by letters of credit. Commercial paper backed by a letter of credit is, in effect, “two party” paper with the issuer of the paper initially responsible for repayment and a bank guaranteeing the repayment if not made by the issuer at maturity. Each Fund may also invest in variable amount master demand notes, which represent a direct lending arrangement between the Fund and a corporate borrower. These notes permit daily changes in the amount borrowed. Each Fund has the right to increase the amount loaned under the note at any time up to the full amount provided in the loan agreement or to decrease the amount loaned. The borrower generally has the right to prepay up to the full amount of the loan without penalty. These notes are generally not traded in a secondary market; however, each Fund will enter into such arrangements only where it has the right to redeem the note on not more than seven days’ notice.

The Municipal Money Market Fund will only invest in credit enhanced issues that are rated at the time of purchase within the two highest rating categories assigned by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Group (“S&P”) and which management has determined present minimal risk of loss to the Fund.

Corporate Obligations

Each Fund may purchase corporate obligations, which include bonds, debentures and notes issued by corporations to finance long-term credit needs. Although issued with maturities in excess of one year, a Fund’s investments in corporate obligations are limited to obligations having remaining maturities of 365 calendar days or less at the time of purchase by the Fund.

Money Market Securities of Foreign Issuers

Each Fund may invest in dollar-denominated foreign money market instruments, subject to the following limits: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1- to 270- day commercial paper) of foreign companies.

Illiquid Securities

Each Fund may invest up to 10% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, or in other securities that are illiquid by virtue of the absence of a readily available market or by legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, a Fund may seek to obtain the right of registration at the expense of the issuer (except in the case of “Rule 144A securities,” as described below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A securities”) for which there is a readily available market will not be deemed to be illiquid. AIG SunAmerica Asset Management Corp. (the “Adviser” or “AIG SunAmerica”) will monitor the liquidity of such restricted securities subject to the supervision of the Board. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Board, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Commercial paper issues in which a Fund may invest include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144 described above. A Fund’s 10% limitation on investments in illiquid securities includes Section 4(2) paper that the Adviser has not determined to be liquid pursuant to guidelines established by the Board. The Board has delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

Repurchase Agreements

Each Fund may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to 102% (100% if such collateral is in the form of cash) of the repurchase price. The instruments held as collateral are valued daily, and if the value of the instruments declines, a Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, a Fund will incur a loss and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% of the value of its net assets. However, repurchase agreements having a maturity of seven days or less are not subject to the limits on illiquid securities.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with brokers, dealers and other financial institutions determined by the Adviser to be creditworthy. A reverse repurchase agreement involves the sale of a security held by a Fund, subject to an agreement by the Fund to repurchase that security at a mutually agreed upon price, date and interest payment. A Fund uses the proceeds of the reverse repurchase agreement to make additional investments that mature on or prior to the repurchase date and will enter into a reverse repurchase agreement when it anticipates that the interest income to be earned from investing the proceeds of the reverse repurchase agreement will exceed the interest expense of the transaction. During the time a reverse repurchase agreement is outstanding, a Fund will segregate with the custodian cash or liquid securities having a value at least equal to the repurchase price under the agreement. In the event that the other party to the reverse repurchase agreement defaults on its obligation to resell to the Fund the underlying securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the securities and could suffer a loss to the extent that the value of the proceeds of the agreement fell below the value of the underlying securities. See “Investment Restrictions.”

Asset-Backed Securities

Each Fund may invest up to 15% of its net assets in asset-backed securities rated in conformance with both the Fund’s credit quality restrictions and Rule 2a-7 under the 1940 Act. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Each Fund may also invest in privately issued asset-backed securities. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support, which fall into two categories: (1) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may invest in certain asset-backed securities known as structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term,highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities,collateralized loan obligations, and asset-backed securities. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present issuer risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or if a demand for the new debt declines significantly, the SIVs may have to liquidate assets at a loss. Also, to the extent that SIVs’ assets represent investments in finance companies, the Funds may have significant exposure to the financial services market and disruptions in that market could result in lower valuations of the Funds’ holdings of SIV securities.

Adjustable Rate Securities

Both Funds may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either: (i) at any time upon notice of usually 30 days or less; or (ii) at specified intervals, not exceeding 13 months, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally, corporate notes, bank notes, or Eurodollar CDs) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Variable Rate Demand Notes

Each Fund may invest in variable rate demand notes (“VRDNs”). VRDNs are either taxable or tax-exempt obligations which contain a floating or variable interest rate adjustment formula and which are subject to an unconditional right of demand to receive payment of the principal balance plus accrued interest either at any time or at specified intervals not exceeding one year and in either case upon no more than seven days notice. The interest rates are adjustable at intervals ranging from daily (“floating rate”) to up to one year to a prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Each Fund may also invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to purchase upon a specified number of days’ notice, not to exceed seven days. Each Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation and issuing the repurchase commitment.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities. These securities represent participation interests in pools of residential mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others, which may or may not be guaranteed by agencies or instrumentalities of the U.S. Government.

Mortgage-backed securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure (net of fees or costs that may be incurred). In addition, prepayment of principal on mortgage-backed securities, which often occurs when interest rates decline, can significantly change the realized yield of these securities. Some mortgage-backed securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of declining interest rates and will most likely decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that a Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of a Fund. Monthly interest payments received by a Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. Each Fund may purchase mortgage-backed securities at a premium or at a discount.

In the second half of 2007 and continuing into 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below under “Recent Market Events,” these events may have an adverse effect on the Funds to the extent they invest in mortage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA Certificates GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages (“GNMA Certificates”). GNMA Certificates that the Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Authority (“FHA”) or the Farmers Home Administration (“FMHA”), or guaranteed by the Veteran’s Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield, which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

Privately-Issued Mortgage Securities

Privately-issued pass through mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately-issued collateralized mortgage obligations, as further described below.

Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. A Fund will not limit its investments to asset-backed securities with credit enhancements.

Collateralized Mortgage Obligations

Another type of mortgage-backed security in which a Fund may invest is a Collateralized Mortgage Obligation (“CMO”). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. Government instrumentality, or a private issuer). CMOs generally are secured by an assignment to a director (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act. The Funds intend to conduct operations in a manner consistent with this view, and therefore each Fund generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on the SEC staff interpretations, the Funds may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

STRIPS

In addition to the U.S. Government securities discussed above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.

Stripped Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities, which include stripped mortgage-backed securities. Unlike U.S. Treasury securities, which are stripped into separate securities for each interest and principal payment, mortgage securities are generally stripped into only two parts: a Principal Only (“PO”) strip representing all principal payments and an Interest Only (“IO”) strip representing all interest payments.

The feature that makes mortgage strips most useful in portfolio management is their interest rate sensitivity. In principle, mortgage strips can be very useful hedging devices for a variety of investors and portfolio managers. However, determining the degree of interest sensitivity of mortgage strips in different interest rate environments is extremely complicated.

The precise sensitivity of mortgage-backed securities and their associated stripped securities to interest rate changes depends on many factors. First, the prepayment effect makes the interest rate sensitivity of mortgage-backed securities different from the interest sensitivity of Treasury securities. Second, the prepayment effect makes the PO and IO mortgage-backed strips much more sensitive, on average, to interest rates than the underlying mortgage-backed security. Third, the prepayment effect is sometimes so strong that an IO mortgage-backed strip will rise in value when interest rates rise and fall in value when interest rates fall — precisely the opposite relationship from other fixed-income securities. This last feature of stripped mortgage-backed securities, the positive relationship between the value of some IO strips and interest rates, is particularly useful to investors who need to hedge a portfolio of other fixed-income securities.

Recent Market Events

The fixed income markets have recently experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Funds.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements, each Fund may lend portfolio securities in amounts up to 20% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Fund receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. Where securities instead of cash are delivered to a Fund as collateral, the Fund earns its return in the form of a loan premium paid by the borrower. A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan.

Borrowings

Each Fund may borrow for temporary emergency purposes to meet redemption requests. The consequence of such borrowings might be to reduce the Fund’s yield below that which would have been realized in the absence of such borrowings.

When-Issued and Delayed-Delivery Securities

From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued or delayed-delivery basis—i.e., delivery and payment can take place a month or more after the date of the transactions. Such agreements might be entered into, for example, when a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will segregate with the Fund’s custodian until the date of delivery of such when-issued securities cash or liquid securities at least equal in value to commitments for such when-issued or delayed-delivery securities. A Fund will make payment for such when-issued securities on the delivery date utilizing then-available cash and, if cash is not available, or if it is not disadvantageous to the Fund, utilizing the proceeds of the liquidation of portfolio securities held in such segregated account.

Special Risk Factors

In the case of bank obligations not insured by the FDIC or the Federal Savings and Loan Insurance Corporation (“FSLIC”), a Fund will be dependent solely on the financial resources of the issuing bank for payment of principal and interest. A Fund’s investments in commercial paper issued by foreign corporations and securities of foreign branches of domestic banks and domestic branches of foreign banks involve certain investment risks in addition to those affecting obligations of U.S. domestic issuers. These risks include the possibility of adverse political and economic developments, and the risk of: imposition of foreign withholding taxes on the interest payable on such securities; seizure, expropriation or nationalization of foreign deposits; and adoption of foreign governmental restrictions, such as exchange controls, which might adversely affect the payment of principal and interest on such securities. In addition, certain reserve requirements and other regulations to which domestic banks are subject may not apply to foreign branches or foreign banks, which also may use accounting methods different from those used by U.S. domestic banks. Non-negotiable time deposits, unlike negotiable certificates of deposit, cannot be sold in a secondary market and may be subject to penalties for early withdrawal.

Extendable Commercial Notes (“ECNs”)

ECNs are a type of commercial paper in which the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time. A Fund may purchase ECNs only if judged by the Adviser or Subadviser to be of suitable investment quality. This includes ECNs that are: (a) rated in the two highest categories by Standard & Poor’s and by Moody’s; or (b) other ECNs deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Fund. (No more than 5% of a Fund’s assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the Fund assets or $1 million may be invested in such securities of any one issuer.) See the “Appendix” for a description of the ratings. A Fund will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

Municipal Money Market Fund

In addition to the investments and policies described above, the Municipal Money Market Fund may invest in other types of securities and may employ other investment practices as more fully described below.

Municipal Bonds

The Municipal Money Market Fund may invest in municipal bonds, which are debt obligations that are typically issued by a municipality to obtain funding for public purposes, such as the construction of public facilities (e.g., airports, highways, bridges and schools). Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities also are considered municipal bonds. Municipal bonds at the time of issuance may have varying maturities. The Municipal Money Market Fund will not purchase a security, which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintains a dollar-weighted average portfolio maturity in excess of 90 days.

The Municipal Money Market Fund may invest in investment grade municipal bonds. Investment grade municipal bonds are instruments that are rated at the time of purchase within the four highest ratings assigned by Moody’s, S&P, Fitch or determined by the Subadviser to be of comparable quality (subject to Rule 2a-7 under the 1940 Act). The four highest ratings currently assigned by Moody’s to municipal bonds are “Aaa,” “Aa,” “A” and “Baa.” The four highest ratings assigned by S&P and Fitch to municipal bonds are “AAA,” “AA,” “A” and “BBB.” Although municipal obligations rated in the fourth highest rating category by Moody’s (i.e., “Baa3” or S&P or Fitch (i.e., “BBB“) are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. A more complete description of the ratings assigned by Moody’s, S&P and Fitch is included in the Appendix herein.

Municipal Commercial Paper

The Municipal Money Market Fund may purchase municipal commercial paper. Municipal commercial paper that may be purchased by the Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, repurchase agreement or other credit facility agreement offered by banks or other institutions.

The Municipal Money Market Fund may invest in commercial paper that is rated at the time of purchase “MIG1” or “MIG2” or better by Moody’s, “A-l” or “A-2” or better by S&P, or “F-2” or better by Fitch, or, if not rated, determined by the Subadviser to be of comparable quality.

Municipal Notes

The Municipal Money Market Fund may invest in municipal notes, which are notes issued by local, regional and state governments to meet their short-term funding requirements. Municipal notes generally have maturities at the time of issuance of three years or less.

The Municipal Money Market Fund may invest in municipal notes rated at the time of purchase “MIG1,” “MIG2” (or “VMIG-1” or “VMIG-2,” in the case of variable rate demand notes), “P-2” or better by Moody’s, “SP-2,” “A-2” or better by S&P or “F-2” or if not rated, determined by the Subadviser to be of comparable quality.

Municipal notes that may be purchased by the Municipal Money Market Fund include, but are not limited to the following:

Tax Anticipation Notes

Tax anticipation notes (“TANs”) are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such factors as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Bond Anticipation Notes

Bond anticipation notes (“BANs”) are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

Revenue Anticipation Notes

Revenue anticipation notes (“RANs”) are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs.

TANs, BANs and RANs are usually general obligations of the issuer.

Municipal Obligations

The Municipal Money Market Fund may purchase municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations that may be held by the Municipal Money Market Fund are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include, but are not limited to, private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. General obligation securities and revenue securities may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.

In addition, the interest on private activity bonds issued after August 7, 1986, is subject to the federal alternative minimum tax. The Municipal Money Market Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations and the Municipal Money Market Fund may purchase, without limit, securities whose interest income may be subject to federal alternative minimum tax. Accordingly, the Municipal Money Market Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The Municipal Money Market Fund’s portfolio may also include “moral obligation” securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

In addition, the Municipal Money Market Fund may invest in Municipal Lease Obligations (“MLOs”). MLOs are not fully backed by the municipality’s credit and their interest may become taxable if the lease is assigned. If the governmental user does not appropriate sufficient funds for the following year’s lease payments, the lease will terminate, with the possibility of default on the MLO and loss to the Fund. The Subadviser may invest the Fund’s net assets in MLOs and will monitor certain factors in evaluating the liquidity of such obligations. These factors include: (i) the frequency of trades and quotes for the MLO; (ii) the number of dealers willing to purchase or sell such MLO and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the MLO; (iv) the nature of the MLO and the nature of the marketplace trades (e.g., the time needed to dispose of the security and the method of soliciting offers); (v) the nature of the offering of such MLO (e.g., the size of the issue and the number of anticipated holders); (vi) the ability of the MLO to maintain its marketability throughout the time the instrument is held in the Fund; and (vii) other factors, if any, which the Subadviser deems relevant to determining the existence of a trading market for such MLO. The Fund also may invest in resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

The Municipal Money Market Fund may also invest in auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

The Municipal Money Market Fund invests primarily in high-quality money market instruments selected primarily on the basis of quality and yield that are exempt from regular federal income tax. Under normal market conditions, the Municipal Money Market Fund invests at least 80% of its assets in municipal securities that are exempt from regular federal income tax. The Municipal Money Market Fund’s assets include its net assets plus any borrowings for investment purposes.

If at some future date, in the opinion of the Subadviser, adverse conditions prevail in the market for obligations the interest on which is exempt from regular federal income taxes, the Municipal Money Market Fund may invest its assets without limit in taxable high-quality short-term money market instruments. Dividends paid by the Municipal Money Market Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

Opinions relating to the validity of municipal obligations and to the exempting of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Municipal Money Market Fund nor the Subadviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

Canadian and Provincial Government and Crown Agency Obligations

The Municipal Money Market Fund may invest in Canadian Government obligations, which are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. Such obligations include, but are not limited to, those issued or guaranteed by the Export Development Corporation, Farm Credit Corporation, Federal Business Development Bank and Canada Post Corporation. In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the Legislature of any such province and approved by the Lieutenant Governor in Council of any such province, where necessary. These securities include treasury bills, notes, bonds and debentures. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“provincial Crown agencies”) pursuant to authority granted by a provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of provincial Crown agencies which are not agents of Her Majesty, which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown agency obligations described above include, but are not limited to, those issued or guaranteed by a provincial railway corporation, a provincial hydroelectric or power commission or authority, a provincial municipal financing corporation or agency and a provincial telephone commission or authority.

Any Canadian obligation acquired by the Municipal Money Market Fund will be denominated in U.S. dollars.

Pre-Refunded Bonds

The Municipal Money Market Fund may invest in pre-refunded bonds. From time to time, a municipality may refund a bond that it has already issued prior to the original bond’s call date by issuing a second bond, the proceeds of which are used to purchase U.S. Government securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.

Investment Companies

The Municipal Money Market Fund may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. The Municipal Money Market Fund may also invest in exchange-traded funds (“ETFs”). Most ETFs are investment companies and therefore, the Fund’s purchase of ETF shares generally is subject to the limitations on, and the risks of, a Fund’s investments in other investment companies. The Money Market Fund may invest in the securities of other open-end and closed-end investment companies subject to limitations imposed in the “Investment Restrictions” section of this SAI. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests. The Funds will not invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. As defined in the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions, a Fund may not:

1.	Purchase securities other than those described under “Investment Objectives and Policies.”

2.	Enter into reverse repurchase agreements exceeding in the aggregate 1/3 of the value of a Fund’s total assets, less liabilities other than obligations under such reverse repurchase agreements.

3.	Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of its investments in such industry would exceed 25% of the value of a Fund’s total assets, provided that there is no limitation with respect to investments in securities issued by domestic branches of U.S. banks or the U.S. Government, its agencies or instrumentalities.

4.	Invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that up to 25% of the value of a Fund’s total assets may be invested without regard to such 5% limitation, subject to applicable limitations imposed by Rule 2a-7 under the 1940 Act.

5.	Make loans, except through the purchase or holding of debt obligations in accordance with a Fund’s investment objective and policies (see “Investment Objectives and Policies”), or as otherwise permitted by exemptive order of the SEC.

6.	Lend its portfolio securities in excess of 20% of its total assets provided that such loans are made according to the guidelines of the SEC and each Fund’s Board, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

7.	Borrow money except for temporary or emergency purposes to meet redemption requests which might otherwise require the untimely disposition of securities (not for the purpose of increasing income), provided that borrowings in the aggregate may not exceed 10% of the value of the Fund’s total assets, including the amount borrowed, at the time of such borrowing.

8.	Purchase or sell puts, calls, straddles, spreads or any combination thereof, real estate, commodities, commodity contracts or interests in oil, gas and/or mineral exploration or development programs, provided that each Fund may purchase bonds or commercial paper issued by companies, including real estate investment trusts, which invest in real estate or interests therein and the Municipal Money Market Fund may obtain rights to resell municipal bonds and notes, and may invest in municipal fixed income securities secured by real estate or interests therein.

9.

Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets in such securities of one or more investment companies (each of the above percentages to be determined at the time of investment), or except as part of a merger, consolidation or other acquisition; however, the Municipal Money Market Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by: (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief from the provisions of the 1940 Act.

10.	Act as an underwriter of securities.

11.	Make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of “when-issued” securities or of securities for delivery at a future date.

12.

Invest in or hold securities of any issuer if those officers and Directors of the Fund or the Adviser owning individually more than  1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

For the purposes of the investment limitations applicable to the Municipal Money Market Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and treated as an issue of such government or entity.

In addition to the foregoing, each Fund may not issue senior securities as defined in the 1940 Act except as permitted by law and the Funds’ Prospectus and SAI, and in the case of the Municipal Money Market Fund, except to the extent that the purchase of municipal obligations in accordance with the Fund’s investment objectives, policies, and restrictions, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be an underwriting. Each Fund has adopted a non-fundamental policy (which may be changed by the Board without shareholder approval) of not investing more than 10% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 10% limitation on illiquid securities.

Pursuant to Rule 2a-7 under the 1940 Act (the “Rule”), each Fund is required to limit its portfolio investments to those U.S. dollar denominated instruments determined in accordance with procedures established by the Board to present minimal credit risks and which are at the time of acquisition “eligible securities” as defined in the Rule. Under the Rule an eligible security is generally an instrument that is rated (or that has been issued by an issuer rated with respect to other short-term debt of comparable priority and security) by at least two nationally recognized statistical rating organizations (or if only one such organization has issued a rating, by that organization) in one of the two highest rating categories for short-term debt obligations, or an unrated security determined to be of comparable quality under procedures established by the Board. The Rule prohibits each Fund from investing more than 5% of its assets in the securities of any one issuer, except that a Fund may invest up to 25% of its assets in the securities rated (or deemed comparable to securities rated) in the highest rating category of a single issuer for a period of up to three business days after purchase. In addition, each Fund may not invest more than 5% of its assets in securities that have not been rated (or deemed comparable to securities rated) in the highest rating category, with investment in such second tier securities of any one issuer limited to the greater of 1% of a Fund’s assets or $1 million. These issuer diversification restrictions do not apply to U.S. government securities. The Rule also prohibits each Fund from purchasing any instrument with a remaining maturity of greater than 397 calendar days and requires a Fund to maintain a dollar-weighted average portfolio maturity of 90 days or less. For purposes of the Rule, certain variable or floating rate instruments are deemed to have a maturity equal to the period remaining until the next readjustment of their interest rate or, in the case of an instrument that is subject to a demand feature, the period remaining until the principal amount can be recovered through demand.

DIRECTORS AND OFFICERS

The following table lists the Directors and executive officers of the Company, their date of birth, current positions held with the Company, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The AIG SunAmerica Mutual Funds (“SAMF”) consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Focused Series, Inc., AIG Series Trust, and the Company. Unless otherwise noted, the address of each executive officer and Director is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Directors who are not deemed to be “interested persons” of the Company as defined under section 2(a)(19) of the 1940 Act are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”

DISINTERESTED DIRECTORS

Name, Date of Birth and Address	Position(s) Held with Company	Length of Time Served[3]	Principal Occupation during the last 5 years	Number of Portfolios in Fund Complex Overseen by Director [1]	Other Directorships Held by Director[1]
Jeffrey S. Burum DOB: February 27, 1963	Director	2004 to Present	Founder and Chairman of the Board, National Community Renaissance (1992 to present); Founder, Owner and Partner of Colonies Crossroads, Inc. (2000 to present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to present).	38	None

Dr. Judith L. Craven DOB: October 6, 1945	Director	2001 to Present	Retired.	87	Director, Belo Corporation (1992 to present); Director, Sysco Corporation (1996 to present); Director, Luby’s, Inc. (1998 to present).

William F. Devin DOB: December 30, 1938	Director	2001 to Present	Retired.	88	Director, Boston Options Exchange (2001 to present).

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	1986 to Present	Attorney, solo practitioner.	48	Director, North European Oil Royal Trust.

[1]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser. The “Fund Complex” includes the Company (2 funds), AIG Series Trust (3 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (18 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund), Anchor Series Trust (“AST”) (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund), AIG Retirement Co. I (“AIG RC I”) (33 funds) and AIG Retirement Co. II (“AIG RC II”) (15 funds), SunAmerica Series Trust (“SAST”) (35 portfolios) and Seasons Series Trust (“SST”) (24 portfolios), AIG Strategic Hedge Fund of Funds (1 fund) and Brazos Mutual Funds (4 funds)

[2]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act
[3]	Directors serve until their successors are duly elected and qualified, subject to the Directors’ retirement plan discussed under “Director Compensation”.

Name, Date of Birth and Address	Position(s) Held with Company	Length of Time Served[3]	Principal Occupation during the last 5 years	Number of Portfolios in Fund Complex Overseen by Director[1]	Other Directorships Held by Director[2]
Stephen J. Gutman DOB: May 10, 1943	Director	1984 to Present	Senior Associate, Corcoran Group (Real Estate) (2003 to present); President and Member of Managing Directors, Beau Brummell Soho LLC (licensing of menswear specialty retailing and other activities) (1988 to present).	48	None

William J. Shea DOB: February 9, 1948	Director	2004 to Present	Managing Partner, DLB Capital, LLC (Private Equity) (2006 to present); President and CEO, Conseco, Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001).	48	Director, Boston Private Financial Holdings (2004 to present).

INTERESTED DIRECTOR
Name, Date of Birth and Address	Position(s) Held with Company	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Peter A. Harbeck[1] DOB: January 23, 1954	Director	1994 to Present	President, CEO and Director, AIG SunAmerica (1995 to present); Director, AIG SunAmerica Capital Services, Inc. (“AIG SACS”) (1993 to present); President and CEO, AIG Advisor Group, Inc. (2004 to present).	96	None

[1]	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of AIG SunAmerica and Director of AIG SACS.

OFFICERS

Name, Date of Birth and Address	Position(s) Held with Company	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John T. Genoy DOB: November 8, 1968	President	December 2007 to Present	Chief Financial Officer, AIG SunAmerica (2002 to present); Senior Vice President, AIG SunAmerica (2003 to present); Chief Operating Officer, AIG SunAmerica (2006 to present).	N/A	N/A

Donna M. Handel DOB: June 25, 1966	Treasurer	2002 to Present	Senior Vice-President, AIG SunAmerica (2004 to present); Vice President, AIG SunAmerica (1997 to 2004).	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, AIG SACS (2006 to present); Senior Vice President, AIG SACS (2002 to 2006); Vice President, AIG SunAmerica (1995 to 2002).	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary	2005 to Present	Senior Vice President and General Counsel, AIG SunAmerica (2005 to present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management L.P. (2004 to 2005); Deputy General Counsel, Credit Suisse Asset Management, LLC (“Credit Suisse”) (2002 to 2004); Counsel, Credit Suisse (2000 to 2002).	N/A	N/A

Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2002 to Present	Vice President and Deputy General Counsel, AIG SunAmerica (2001 to present); Vice President and Secretary, AIG Retirement Co. I and AIG Retirement Co. II (2000 to present); Associate General Counsel, American General Corporation (1997 to 2001).	N/A	N/A

Name, Date of Birth and Address	Position(s) Held with Company	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Cynthia Gibbons DOB: December 6, 1967	Chief Compliance Officer	2002-Present	Vice President, AIG SunAmerica (2007 to present); Chief Compliance Officer, AIG SunAmerica (2002 to 2007); Securities Compliance Manager, American General Investment Management (2000 to 2002).	N/A	N/A

Timothy P. Pettee DOB: April 7, 1958	Vice President	2004 to Present	Chief Investment Officer; AIG SunAmerica (2003 to present); Executive Vice President and Global Director of Research, Schroder Investment Management (2002 to 2003).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2002 to Present	Vice President, AIG SunAmerica (2001 to present); Vice President, American General Investment Management, L.P. (1999 to 2001).	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006 to Present	Senior Compliance Manager, AIG SunAmerica (2006 to present); Vice President, Credit Suisse Asset Management, LLC (2001 to 2006); Chief Compliance Officer (“CCO”), Credit Suisse Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005).	N/A	N/A

The Directors are responsible for the overall supervision of the operation of the Funds and the Company and perform various duties imposed on directors of investment companies by the 1940 Act and under the Company’s Articles of Incorporation. Directors and officers of the Company are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by AIG SACS and other affiliates of AIG SunAmerica.

Director Compensation and Committees

The Board of Directors has established four committees, i.e., Audit, Nominating and Compensation, Ethics and Governance.

Each Disinterested Director serves on the Audit Committee of the Board. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for AIG SunAmerica and certain control persons of AIG SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. Each member of the Audit Committee receives a total of $2,500 per meeting for serving on the Audit Committee of SAMF, SASFR and AST. In addition, Mr. Shea receives a $5,000 annual retainer for serving as the Chairman of the Audit Committee of SAMF, SASFR and AST. All of the fees noted above are allocated to SAF, SASFR and AST based on the relative net assets of the respective funds. The Audit Committee met 5 times during the fiscal year ended December 31, 2007. The members of the Audit Committee are Messrs. Burum, Devin, Eisenstat, Gutman, Shea and Dr. Craven.

The Nominating and Compensation Committee (the “Nominating Committee”) recommends to the Directors those persons to be nominated by Directors and voted upon by shareholders and selects and proposes nominees for election by Directors between shareholders’ meetings. The Nominating Committee will consider recommendations for Board membership from all sources, including shareholders, provided that the Nominating Committee shall be under no obligation to take any specified action with respect to unsolicited recommendations. Shareholders may submit nominations to the Chairman of the Nominating Committee and any such nominations received by the Funds or their agents shall be forwarded to the Chairman of the Nominating Committee.

Each member of the Nominating Committee receives a total of $1,000 in annual compensation for serving on the Nominating Committee of SAMF, SASFR and AST. Each member of the Nominating Committee also receives a total of $500 per meeting ($250 per telephonic meeting). In addition, the Chairman receives a total of $600 per scheduled meeting ($300 per telephonic meeting) and $1,500 in annual compensation for serving as Chairman of the Nominating Committee. All of the fees noted above are allocated to SAMF, SASFR and AST based on the relative net assets of the respective funds. The Nominating Committee met 3 times during the fiscal year ending December 31, 2007. The members of the Nominating Committee are Messrs. Devin and Gutman.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer (the “Code of Ethics”) to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Code of Ethics, as appropriate. Each member of the Ethics Committee receives a total of $1,000 in annual compensation for serving on the Ethics Committee of SAMF, SASFR and AST. Each member of the Ethics Committee also receives a total of $500 per meeting ($250 per telephonic meeting). In addition, the Chairman receives a total of $600 per meeting ($300 per telephonic meeting) and $1,500 in annual compensation for serving as Chairman of the Ethics Committee of SAMF, SASFR and AST. All of the fees noted above are allocated to SAF, SASFR and AST based on the relative net assets of the respective funds. The Ethics Committee met 1 time during the fiscal year ending December 31, 2007. The members of the Ethics Committee are Mr. Burum and Dr. Craven.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. Each member of the Governance Committee receives a total of $1,000 in annual compensation for serving on the Governance Committee of SAMF, SASFR and AST. Each member of the Governance Committee receives a total of $500 per meeting ($250 per telephonic meeting). In addition, the Chairman receives a total of $600 per meeting ($300 per telephonic meeting) and $1,500 in annual compensation for serving as Chairman of the Governance Committee of SAMF, SASFR and AST. All of the fees noted above are allocated to SAMF, SASFR and AST based on the relative net assets of the respective funds. The Governance Committee met 1 time during the fiscal year ending on December 31, 2007. The members of the Governance Committee are Messrs. Burum, Devin and Gutman.

Director Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2007.

Disinterested Directors

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Dr. Judith L. Craven	None	None
William F. Devin	None	Over $100,000
Samuel M. Eisenstat	None	$10,001-$50,000
Stephen J. Gutman	None	$10,001-$50,000
Jeffrey S. Burum	None	Over $100,000
William J. Shea	None	None

Interested Director

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Peter A. Harbeck	Money Market Fund 1- $10,000	Over $100,000

[1]	Where a Fund is not listed with respect to a Director, the Director held no shares of the Fund.
[2]

The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies includes the Company (2 funds), SunAmerica Equity Funds (9 funds); SunAmerica Income Funds (2 funds); SunAmerica Focused Series, Inc. (18 portfolios), Anchor Series Trust (9 portfolios), AIG Series Trust (3 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), Seasons Series Trust (24 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), and SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund).

Director Compensation

The Company pays each Disinterested Director of the Company annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives from the Company a pro rata portion (based upon the Company’s net assets) of the $49,500 in annual compensation for acting as a director or trustee to all the retail funds in SAMF ($74,250 in annual compensation for the Chairman of the Board). In addition, each Disinterested Director receives $20,000 in annual compensation for acting as trustee to AST ($30,000 in annual compensation for the Chairman of the Board). Each Disinterested Director also receives an annual amount of $5,250 ($7,875 for the Chairman of the Board) per fund for serving as a Director to FGF and FGI. Also, each Disinterested Director of SASFR receives an annual amount of $3,600 for or acting as a Director of SASFR ($5,400 for the Chairman of the Board) and $900 per quarterly meeting attended ($1,350 for the Chairman of the Board). Each Disinterested Director of SAMF also receives an additional $5,000 ($7,500 for the Chairman of the Board) per quarterly meeting attended. Neither the Interested Director nor any officers of the Company receive any direct remuneration in such capacity from the Company or the Funds.

The Directors of the Company have adopted the AIG SunAmerica Disinterested Directors’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993 for the Disinterested Directors. The Retirement Plan provides generally that an Disinterested Director may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting AIG SunAmerica mutual funds (the “Adopting Funds”)1 or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an “Eligible Director”). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds.

An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

The following table sets forth information summarizing the compensation of each Disinterested Director for his/her services as Director for the fiscal year ended December 31, 2007. Neither the Interested Director nor any officer of the Funds receive any compensation from the Funds for serving as a Director or an officer.

[1]	The SAMF, AST and SASFR have adopted the Retirement Plan.

COMPENSATION TABLE

DIRECTOR	AGGREGATE COMPENSATION FROM REGISTRANT	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES**	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT *	TOTAL COMPENSATION FROM REGISTRANT AND FUND COMPLEX PAID TO DIRECTORS**

Judith L. Craven***	$17,581	$275,718	$201,722	$220,477

William F. Devin***	$17,850	$292,774	$166,172	$252,769

Samuel M. Eisenstat	$24,594	$56,960	$167,247	$200,050

Stephen J. Gutman	$17,229	$53,690	$204,702	$142,833

Jeffrey S. Burum***`	$17,784	—	$238,608	$110,167

William J. Shea	$17,450	—	$135,331	$144,533

*	Assumes the Participant elects to receive benefits in 15 yearly installments for the Retirement Plan and 10 yearly installments for the AIG RC I and AIG RC II Retirement Plans.
**	Fund Complex includes SAMF, FGF, FGI, AST, AIG RC I, AIG RC II, SAST, SST and SASFR.
***	Mr. Burum, Mr. Devin and Dr. Craven are not Trustees of AST; Mr. Burum is not a Director of SASFR.

No Disinterested Director including their immediate family members, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund; or a person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

As of March 31, 2008, the officers and Directors of each Fund owned in the aggregate less than 1% of each class of each Fund’s total outstanding shares.

Principal Shareholders of Securities

The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class’s shares outstanding as of March 31, 2008.

Portfolio and Class	Holder and Address	Percentage Owned of Record or Beneficially
SunAmerica Money Market Fund Class A	Pershing LLC, for the exclusive benefit of SunAmerica Money Fund Customer Accounts, Cash Management Services, 1 Pershing Plaza, Jersey City, NJ 07399	88.33%

SunAmerica Municipal Money Market Fund Class A	Pershing, for the exclusive benefit of SunAmerica Money Fund Customer Accounts, Cash Management Services, 1 Pershing Plaza, Jersey City, NJ 07399	99.17%

SunAmerica Municipal Money Market Fund Class B	Pershing LLC, PO Box 2052 Jersey City, NJ 07303	55.93%

SunAmerica Municipal Money Market Fund Class B	First Clearing LLC A/C 2497-3844 Carron L. Benjamin IRA 400 Argyle Road Brooklyn, NY 11218-5459	10.31%

SunAmerica Municipal Money Market Fund Class B	Horace Neil N Reynolds & Judith Reynolds 2905 Saddle Club Ct. Jamestown, NC 27282-8631	9.81%

SunAmerica Municipal Money Market Fund Class B	Raymond James & Assoc. Inc. FBO Gerth Bin# 11948732 880 Carillon Pkwy St. Petersburg, FL 33716-1100	7.30%

SunAmerica Municipal Money Market Fund Class C	Leigh H. Gerard Revocable Trust 431 S. Spoede Rd. Saint Louis, MO 63141-8437	22.52%

SunAmerica Municipal Money Market Fund Class C	SunAmerica Trust Co. FBO Donald E. Bennish IRA Account 301 Wildforest Dr. Ballwin, MO 63011-2625	20.67%

SunAmerica Municipal Money Market Fund Class C	SunAmerica Trust Co. FBO Damian M. Hovancik IRA Rollover 21 Dogwood Knls Valatie, NY 12184-5100	5.66%

SunAmerica Municipal Money Market Fund Class C	First Clearing, LLC A/C 7348-4012 Bobbie Fish Satz 23451 Feather Palm Ct. Boca Raton, FL 33433-6146	12.11%

SunAmerica Municipal Money Market Class C	James Valenta REV LIV TR 19194 Puellman Rd. Wildwood, MO 63005-3813	7.44%

SunAmerica Municipal Money Market Class C	James K. Schneider 5901 Murray Pl. Fair Oaks, CA 95628-2510	8.45%

SunAmerica Municipal Money Market Class C	Joseph H. Szalecki Jr. 6336 Cedar Ln, Apt. 173 Columbia, MD 21044-3981	7.17%

ADVISER, SUBADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND

SHAREHOLDER SERVICING AGENT

AIG SunAmerica

AIG SunAmerica, organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and acts as investment adviser to the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the “Advisory Agreement”) with the Company, on behalf of each Fund. As of March 31, 2008, AIG SunAmerica managed, advised and/or administered in excess of $50.3 billion of assets. AIG SunAmerica is a wholly owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. (“AIG”). AIG, a Delaware corporation, is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

Under the Advisory Agreement, the Adviser selects and manages the investments of each Fund, provides various administrative services and supervises each Fund’s daily business affairs, subject to general review by the Directors.

In carrying out its responsibilities, AIG SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as the Adviser, on such terms as AIG SunAmerica shall determine to be necessary, desirable or appropriate. AIG SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of a Fund, at AIG SunAmerica’s own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of AIG SunAmerica under the Advisory Agreement and AIG SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of AIG SunAmerica’s duties. As discussed below, AIG SunAmerica has retained AIG Global Investment Corp. (“AIGGIC” or the “Subadviser”) as subadviser with respect to the Municipal Money Market Fund.

Except to the extent otherwise specified in the Advisory Agreement, the Funds pay, or cause to be paid, all other expenses of the Company and the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and SAIs with respect to the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders’ and Boards’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incidental to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including officers and Directors) of the Company that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Company’s operation.

As compensation for its services to the Money Market Fund, the Adviser receives a fee from the Money Market Fund, payable monthly, computed daily at the annual rate of 0.50% on the first $600 million of the Fund’s average daily net assets, 0.45% on the next $900 million of net assets and 0.40% on net assets over $1.5 billion. The Adviser receives a fee from the Municipal Money Market Fund payable monthly computed daily at an annual rate of 0.35% of the Fund’s average daily net assets.

The following table sets forth the total advisory fees paid to the Adviser by the Money Market Fund and the Municipal Money Market Fund and the amount waived by the Adviser for the fiscal years ended December 31, 2007, 2006 and 2005 pursuant to the Advisory Agreement.

ADVISORY FEES

	*Advisory Fees
Fund	2007	2006	2005
Money Market Fund	$6,768,240	$7,722,938	$7,838,935
Municipal Money Market Fund	$387,418	$345,413	$318,004

*	Without giving effect to voluntary fee waivers or expense reimbursements.

	Advisory Fees Waived
Fund	2007	2006	2005
Money Market Fund	—	—	—
Municipal Money Market Fund	—	—	—

Pursuant to an Expense Limitation Agreement, AIG SunAmerica is contractually obligated to waive its fees and reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below:

	Class A	Class B	Class C	Class I
Money Market Fund	—	—	—	0.80%
Municipal Money Market Fund	0.95%	1.70%	1.70%	N/A

These expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Board, including a majority of the Disinterested Directors.

AIG SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors. These voluntary waivers and/or reimbursements may be terminated at any time at the option of AIG SunAmerica.

The following table sets forth the expense reimbursements made to the Funds by AIG SunAmerica for the fiscal years ended December 31, 2007, 2006 and 2005.

EXPENSE REIMBURSEMENTS

	2007
Funds	Class A	Class B	Class C	Class I
Money Market Fund	—	—	—	$6,583
Municipal Money Market Fund	$12,615	$4,193	$11,238	—

	2006
Funds	Class A	Class B	Class C	Class I
Money Market Fund	—	—	—	$7,733
Municipal Money Market Fund	$3,580	$12,224	$10,970	N/A

	2005
Funds	Class A	Class B	Class C	Class I
Money Market Fund	—	—	—	$6,936
Municipal Money Market Fund	$34,099	$7,402	$4,846	N/A

Subadviser

The Municipal Money Market Fund is subadvised by AIGGIC, located at 70 Pine Street, New York, NY 10270, which is responsible for investment decisions for this Fund. AIGGIC, an AIG company, is an AIG SunAmerica affiliate and is a part of AIG Investments (“AIGI”). AIGI comprises a group of international companies (including AIGGIC), which provide investment advice, market asset management products and services to clients around the world. As of December 31, 2007, AIGI managed approximately $754 billion, of which approximately $622 billion related to AIG affiliates and approximately $132 billion related to client assets. These figures do not include assets subadvised to third-party managers. Pursuant to the Subadvisory Agreement, AIG SunAmerica and not the Municipal Money Market Fund pays AIGGIC a fee based on a percentage of the Fund’s average daily net asses at the following rates: 0.25% on the first $200 million, 0.20% on the next $300 million and 0.15% thereafter.

For the fiscal years ended December 31, 2007, 2006 and 2005, the Municipal Money Market Fund’s investment adviser paid its subadviser a total of $276,714, $246,723, and $227,153.

Personal Securities Trading

The Funds, the Adviser and AIG SACS have adopted a written Code of Ethics (the “AIG SunAmerica Code”), pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Funds in securities that may be purchased or held by the Funds to ensure that such investments do not disadvantage the Funds. AIG SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the AIG SunAmerica Code by Access Persons of the Funds or AIG SunAmerica during the quarter. The AIG SunAmerica Code is filed as an exhibit to the Funds’ registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

AIGGIC has adopted a separate Code of Ethics. AIGGIC reports material violations of its Code of Ethics by Access Persons of the Municipal Money Market Fund to the Adviser no less frequently than quarterly. In turn, AIG SunAmerica reports to the Board as to whether there were any violations of the AIG SunAmerica Code by Access Persons (as defined in the AIG SunAmerica Code) of the Company or AIG SunAmerica.

The Distributor

The Company, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with AIG SACS (“the Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG SunAmerica, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of a Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

The Company, on behalf of Class I shares of the Money Market Fund, has entered into a services agreement (the “Class I Services Agreement”) with the Distributor to provide additional shareholder services to Class I shareholders.

The Distributor serves as distributor of Class I shares for the Money Market Fund under the Distribution Agreement, none of which expenses are reimbursed or paid by the Company.

The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Board, including a majority of the Disinterested Directors. The Company or the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The following table shows the amount of all commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2007:

Fund	Compensation on Redemptions (CDSC on Class A, Class B and Class C shares)	Brokerage Commissions	Other Compensation (does not include 12b-1 fees)
Money Market Fund	$104,834	—	—
Municipal Money Market Fund	$6,887	—	—

Distribution Plans

Rule l2b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. As indicated in the Prospectus, the Directors of the Company and the shareholders of each class of shares of the Funds have adopted Rule 12b-1 Plans (the “Class A Plan,” the “Class B Plan,” and the “Class C Plan,” and collectively, the “Rule 12b-1 Plans”). There is no Rule 12b-1 Plan in effect for Class I shares. Reference is made to “Fund Management-Distributor” in the Prospectus for certain information with respect to the Rule 12b-1 Plans.

Under the Class B and Class C Plans, the Distributor may receive payments from each Fund at the annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B and Class C Plans will exceed the Distributor’s distribution costs as described above. The Class A Plan does not provide for a distribution fee. The Rule 12b-1 Plans, however, provide that each class of shares of each Fund may pay the Distributor an account maintenance fee for payments to broker-dealers for providing continuing account maintenance. This account maintenance fee is up to 0.15% of the aggregate average daily net assets of Class A, Class B and Class C shares. In this regard, some payments are used to compensate broker-dealers with account maintenance fees in an amount up to 0.15% per year of the net assets maintained in a Fund with respect to Class A, Class B and Class C shares. The fees received by the Distributor with respect to a particular Class will not be used to subsidize the sale of shares of any other Class.

The following table sets forth the distribution and account maintenance fees the Distributor received from the Funds for the fiscal years ended December 31, 2007, 2006, and 2005.

DISTRIBUTION AND ACCOUNT MAINTENANCE FEES

Fund	2007			2006			2005
	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C*
Money Market Fund	$2,083,890	$186,258	$171,463	$2,407,320	$260,094	$167,310	$2,443,361	$328,707	$171,640
Municipal Money Market Fund	$164,787	$3,100	$4,396	$146,413	$5,115	$4,614	$133,957	$4,646	$9,337

*	Class C shares of the Money Market Fund were previously designated as Class II shares and prior to that designated as Class C shares.

During the fiscal year ended December 31, 2007, the Distributor incurred the following expenses in connection with its distribution of the Fund’s shares:

Money Market Fund	Class A	Class B	Class C
Compensation to sales personnel	$3,811,310	$7,924	$13,959
Compensation to broker-dealers*	$457,942	$83,466	$105,836
Advertising	$220,526	$7,592	$6,922
Printing and mailing of prospectuses to other than current shareholders	$6,201	$102	$91
Other Expenses	$160,557	$5,499	$4,965

Municipal Money Market Fund	Class A	Class B	Class C
Compensation to sales personnel	$1,438,228	—	$11
Compensation to broker-dealers*	$98,290	$619	$2,443
Advertising	$20,957	$4,474	$4,491
Printing and mailing of prospectuses to other than current shareholders	$583	$1	$3
Other Expenses	$14,774	$3,257	$3,263

*	For Class B and Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.

Continuance of the Rule 12b-1 Plans is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors. A Rule 12b-1 Plan may not be amended to increase materially the amount authorized to be spent there under with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Rule 12b-1 Plans must be approved by the Directors in the manner described above. A Rule 12b-1 Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Rule 12b-1 Plans are in effect, the election and nomination of the Disinterested Directors of the Company shall be committed to the discretion of the Disinterested Directors. In the Board’s quarterly review of the Rule 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Rule 12b-1 Plans. In their consideration of the Rule 12b-1 Plans, the Board must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.

Servicing Agent

The Company has entered into a service agreement (“Service Agreement”), under the terms of which AIG SunAmerica Fund Services, Inc. (“AIG SAFS”), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Funds. AIG SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, AIG SAFS receives a fee from the Funds, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, B, C and I shares subject to review and approval by the Directors. From this fee, AIG SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Funds). For the fiscal year ending December 31, 2007, the total amount paid to AIG SAFS was $3,168,120 by the Money Market Fund and $243,427 by the Municipal Money Market Fund. The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended.

The Service Agreement dated January 1, 1999, as amended from time to time, continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Directors including a majority of the Disinterested Directors.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Funds have adopted policies and procedures for the voting of proxies relating to portfolio securities (the “Policies”). The Policies were drafted according to recommendations by AIG SunAmerica and an independent proxy voting agent. The Policies enable the Funds to vote proxies in a manner consistent with the best interests of the Fund and the Funds’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to AIG SunAmerica, who oversees subadvisers (with respect to Funds the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent proxy voting agent to assist in issue analysis, vote recommendations for proxy proposals and to assist the Funds with certain responsibilities including recordkeeping of proxy votes.

The Funds are generally passive investors in holding portfolio securities, and are seeking to maximize shareholder value, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Funds generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances and in proposals not specifically addressed by the Policy, Proxy Voting Committee will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Funds’ shareholders.

Examples of the Funds’ Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Funds’ voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;[1]

•	Not vote proxies for securities that are out on loan;[2]

•	Vote on a case by case basis on equity compensation plan

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Funds’ shareholders and the interest of AIG SunAmerica, the Funds’ principal underwriter, or one of AIG SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Director who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure one that the Funds vote in the best interest of their shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Funds. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Funds. The proxy voting record will also be available on the SEC’s website at http://www.sec.gov.

[1]

The Board of the Directors has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Funds retain a particular security. That is, the Funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.

[2]

The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefits that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Funds’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings information has been publicly disclosed, it is the Funds’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing such information, subject to certain other conditions described below and as set forth in the Funds’ policy.

The Funds’ complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarters.

Portfolio holdings information shall not be publicly disclosed until the information is at least (15) days old, unless otherwise approved by the Adviser’s legal department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance Departments of the Adviser. The Funds’ Chief Compliance Officer or the Adviser's Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and it is determined that no material conflicts between the Funds’ shareholders and the Funds’ affiliates exist. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds’ operation or is in the Funds’ best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Board. The entities to whom the Funds provide portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds' holdings:

1.	Subadviser. The Subadviser is continuously provided with the entire portfolio holdings for the Fund that it subadvises on a daily basis.

2.	PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Funds’ financial statements. PwC does not disclose to third parties information regarding the Funds’ holdings.

3.	State Street Bank & Trust Company (“State Street”). State Street, as custodian to the Funds, has daily access to the entire holdings of each Fund. State Street does not disclose or release information regarding the Funds’ holdings except as instructed by the Funds.

4.	Lipper, Inc. (“Lipper”). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5.	Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Funds are available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

6.	Standard & Poors (“S&P”). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7.	Bloomberg LLP (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.	Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial’s various databases within a couple days of its receipt.

9.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

10.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

11.	Plexus Group and Elkins/McSherry. State Street provides purchase and sale information with respect to the Fund’s equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Fund and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. AIG SunAmerica’s contract with Plexus includes a confidentiality clause.

12.	Manhattan Creative Partners d/b/a Diligent. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Board’s online meeting materials.

13.	Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including DCF Advertising, Media Door, LLC, Molly Hart, PeachTree Enterprises, Primelook, Inc., RI Communications Group, Stan Alder Associates, TanaSeybert, and Wilson Media. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14.	Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of the Fund, evaluating the Fund’s eligibility for participating in, and filing proofs of claim on behalf of, the Fund in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Fund’s participation in a securities class action lawsuit. AIG SunAmerica’s contract with ISS includes confidentiality disclosure.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services, including – analyses and reports concerning issues, industries, securities, economic factors and trends, and may cause a Fund to pay broker-dealers commissions that exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Company, and not all of these services may be used by the Adviser in connection with the Company. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis. Therefore, it may tend to benefit a Fund by improving the quality of the Adviser’s investment advice. The investment advisory fees paid by a Fund are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

The Adviser may effect Portfolio transactions through an affiliated broker/dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of a Fund, it is possible that, at times, identical securities will be acceptable for purchase by a Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

The securities in which the Funds invest are traded primarily in the over-the-counter markets and therefore, as discussed above, the Funds do not generally incur brokerage commissions in connection with the purchase and sale of portfolio securities. For the fiscal years ended December 31, 2007, 2006, and 2005, no brokerage commissions were paid by the Money Market Fund and Municipal Money Market Fund.

As of December 31, 2007, the Money Market Fund held securities of its regular brokers or dealers as follows:

Name of Broker or Dealer	Value of Fund Holdings
Merrill Lynch & Co., Inc.	$40,000,000
Goldman Sachs & Co.	$36,985,000
Bank of America Corp.	$24,000,000
Morgan Stanley	$23,002,000

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the “Shareholder Account Information” section of the Funds’ Prospectus and is hereby incorporated by reference.

Class A shares of a Fund are sold at net asset value next-determined after receipt of a purchase order, without a sales charge. Class B and Class C shares are sold at the respective net asset value next calculated after receipt of a purchase order, plus a sales charge, imposed on a deferred basis. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

The following table sets forth the contingent deferred sales charges with respect to Class A, Class B and Class C shares of the Money Market Fund and Municipal Money Market Fund, received by the Distributor for the fiscal years ended December 31, 2007, 2006, and 2005. A Fund’s Class A contingent deferred sales charges are the result of purchases in excess of $1,000,000 into Class A of another fund in the AIG SunAmerica Family of Mutual Funds and a subsequent exchange into the Fund, that was then redeemed within two years after the original purchase of such shares.

Fund	Fiscal Year Ended	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge Class B Shares	Contingent Deferred Sales Charge Class C Shares
Money Market Fund	12/31/07	—	$96,097	8,737
	12/31/06	$9,748	$123,834	$8,187
	12/31/05	$6,250	$255,099	$13, 661
Municipal Money Market Fund	12/31/07	—	$6,879	8
	12/31/06	—	$(81)	$4,127
	12/31/05	—	$1,797	$3,248
		—

Contingent Deferred Sales Charges (“CDSCs”) Applicable to Class B Shares

Class B shares of a Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Class B shares of the Funds issued to shareholders prior to December 6, 2000 convert to Class A shares approximately seven years after purchase.

The following table sets forth the rates of the CDSC applicable to these shares:

Years after purchase	CDSC rate
1st and 2nd year	4.00%
3rd and 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Class B shares convert to Class A shares approximately eight years after purchase.

Any Class B shares purchased on/after December 6, 2000 until December 31, 2001 (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected below.

Class B shares convert to Class A shares approximately eight years after purchase.

The following table sets forth the rates of the CDSC applicable to these shares:

Years after purchase	CDSC rate
1st	5.00%
2nd	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Any Class B shares purchased on or after January 1, 2002 (other than through the investment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCs Applicable to Class C Shares

Class C chares are subject to a CDSC on shares sold within 12 months of purchase.

CDSCs Applicable to Shareholders who Acquired Shares of a Fund through a Reorganization

Since Class B and Class C shares of the Money Market and Municipal Money Market Funds of North American Funds were not subject to a CDSC, shareholders who were issued Class B and Class C shares of a Fund in connection with the reorganization of the North American Fund into a Fund will not be subject to a CDSC. However, future purchases of Class B or Class C shares of a Fund will be subject to the CDSC schedule applicable to the Fund, as described in the current Prospectus.

Waiver of CDSCs

As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death

CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

Disability

CDSCs may be waived on repurchases occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSCs will be charged.

Distributions

CDSCs may be waived on taxable distributions to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SAFS serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan

CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

Brokerage Account Sweeps

Broker-dealers firms that invest in a Fund as a brokerage account sweep vehicle through Pershing LLC may receive additional compensation of up to 0.60% of such swept assets, some or all of which may be paid to the representative of such firms.

Purchases Through the Distributor

An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check

Checks should be made payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Company’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Company and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

1.	You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to AIG SunAmerica Fund Services, Inc. at: (201) 324-6496.

2.	Call AIG SunAmerica Fund Services’ Shareholder/Dealer Services, toll free at (800) 858-8850, to obtain your new account number.

3.	Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, AIG SunAmerica [name of Fund, share Class] (include shareholder name and account number).

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Company, having filed with the SEC a notification of election pursuant to Rule l8f-1 on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, a Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange their shares for the same class of shares of any other AIG SunAmerica Mutual Fund except SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A and Class C shares only) that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. An exchange of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another AIG SunAmerica Mutual Fund where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another AIG SunAmerica Mutual Fund will retain liability for any deferred sales charge CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

DETERMINATION OF NET ASSET VALUE

The Fund values each class of shares at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). The net asset value for each Fund will also be calculated on any other day in which there is sufficient liquidity in securities held by the Fund. Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class’s net assets by the shares outstanding of such class. The net asset value may not be computed on a day in which no orders to purchase, sell or redeem Fund shares have been received.

Under applicable rules of the SEC, the valuation of a Fund’s investments is based upon their amortized cost. This entails valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium or discount regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of rising interest rates, the daily yield on shares of a Fund computed on an amortized cost basis may tend to be higher than the like computation made by a mutual fund with identical investments utilizing a method of valuation based upon market prices. The converse would apply in a period of declining rates. The purpose of this method of valuation is to facilitate the maintenance of a constant net asset value per share of $1.00. There can be no assurance, however, that a Fund will be able to maintain a stable net asset value of $1.00 per share.

Certain conditions must be met in connection with the application of valuation rules to a Fund. These conditions include maintaining a dollar-weighted average portfolio maturity of 90 days or less, purchasing instruments having remaining maturities of 397 calendar days or less, and investing only in securities determined by the Adviser under procedures adopted by the Board to present minimal credit risks and which are of high quality as determined by the requisite number of nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, determined to be of comparable quality by the Adviser under procedures adopted by the Board. In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Board has established procedures designed to stabilize at $1.00 a Fund’s net asset value per share to the extent reasonably possible. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. For purposes of these market-based variations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board. If such deviation exceeds .5% of the Fund’s $1.00 per share net asset value, the Board will promptly consider what action, if any, will be initiated. In the event that the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they deem necessary and appropriate, which may include selling portfolio instruments, withholding dividends or establishing a net asset value per share based upon available market quotations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Dividends and Distributions

Each Fund intends to distribute to the registered holders of its shares all or substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses. Dividends from net investment income are declared daily and paid monthly. Dividends are paid on or about the last business day of each month. Net capital gains, if any, will be distributed annually. Additional distributions, if needed, may be made. In determining amounts of capital gains to be distributed, any capital loss carry forwards from prior years will be offset against capital gains.

Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund in writing at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes

Each Fund is qualified, intends to remain qualified and elects to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. Federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash and cash items, U.S. government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although, in general, the passive loss rules of the Code do no apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, each Fund will not be subject to U.S. Federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement. Each Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax,

each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gain net income for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the preceding year that were not distributed during such year. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. Generally, a distribution will be subject to tax in the year it is received. A distribution will be treated as paid during the calendar year if it is actually paid during the calendar year or if declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31, of the calendar year in which such dividend is declared rather than the date on which the distributions are received.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distribution, to the extent derived from the Fund’s current or accumulated earnings and profits will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses) distributed to shareholders that a Fund designates as capital gains dividends will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned shares. The maximum capital gains rate for individuals is currently 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. If a Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS. All other dividends of the Money Market Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. However, any dividends paid by a Fund that are properly designated as exempt interest dividends will not be subject to regular U.S. Federal income tax.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distributions may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distributions requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

The Code permits a RIC to pay exempt-interest dividends to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year consists of obligations the interest on which is exempt for federal income tax purposes. Distributions of such interest by the Municipal Money Market Fund will qualify as exempt-interest dividends in the hands of its shareholders. If, however, the Municipal Market Fund invests in certain private activity bonds, a portion of such dividends may be an item of tax preference for its shareholders for purposes of the alternative minimum tax. The Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Municipal Money Market Fund that represents income derived from certain revenue or private activity bonds held by that Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from the

Municipal Money Market Fund may affect a foreign corporate shareholder’s “branch profits” tax liability and the “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to an alternative minimum tax, the “branch profits” tax, the “excess net passive income” tax.

Although it is anticipated that dividends from the Municipal Money Market Fund generally will be exempt from regular U.S. Federal income tax, a portion of the Municipal Money Market Fund’s dividends may be taxable if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Municipal Money Market Fund may have on the federal taxation of your benefits.

Interest on the indebtness incurred by a shareholder to purchase or carry shares of the Municipal Market Fund is not deductible to the extent that distributions from such Fund are exempt from federal income tax. Under current law, a Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by a Fund from taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Upon a sale or exchange of its shares, a shareholder may recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder’s adjusted tax basis in the shares. Such loss will be treated as capital loss if the shares are capital assets in the shareholder’s hands. Because each Fund intends to maintain a share price of $1.00 at all times, it is not expected that a shareholder will recognize gain on the sale or exchange of Fund shares. However, a shareholder may recognize a loss on the sale of shares of a Fund as a result of applicable sales charges. Any such capital loss will be long-term capital gain or loss if the shares have been held for more than one year. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. Any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares, or will be disallowed to the extent of any tax-exempt interest dividends received on such shares. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

The Funds may invest in debt securities issued at a discount, which may result in income to the Funds equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Funds receive no actual interest payments thereon. Original issue discount is treated as income earned by the Funds and, therefore, is subject to distribution requirements of the Code applicable to RICs. Since the original issue discount income earned by the Funds in a taxable year may not be represented by cash income, the Funds’ may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund’s assets to be invested in various countries is not known. It is not anticipated that a Fund will qualify to pass through to shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by the Fund.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on sales or other dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

A Fund may be required to backup withhold U.S. Federal income tax at the rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against a shareholder’s U.S. Federal income tax liability, if any, provided that the required information is timely furnished to the Internal Revenue Service.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences, including foreign tax consequences, to them of an investment in a Fund. Qualification as a RIC under the Code for tax purposes does not entail government supervision of management or investment policies.

RETIREMENT PLANS

Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $101,000, and married couples who file a joint return and have joint adjusted gross income of up to $159,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Accounts

Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual 401(k)

The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual (k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402 (g). In addition, because of its smaller size, the Individual (k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Company is represented by transferable shares of common stock, having a par value of $.001 per share. The Articles of Incorporation, as amended to date (the “Articles of Incorporation”), authorize the Company to issue 10 billion (10,000,000,000) shares of common stock, of which five billion (5,000,000,000) shares have been divided and classified as the Money Market Fund and six hundred million (600,000,000) shares have been divided and classified as the Municipal Money Market Fund.

Currently, two series of shares of the Company, the Money Market Fund and the Municipal Money Market Fund, have been authorized pursuant to the Articles of Incorporation. The Money Market Fund is divided into four classes of shares, designated Class A, Class B, Class C and Class I, consisting of three billion (3,000,000,000) Class A shares, one billion (1,000,000,000) Class B shares, five hundred million (500,000,000) Class C shares and five hundred million (500,000,000) Class I shares. The Municipal Money Market Fund is divided into four classes of shares, designated Class A, Class B, Class C and Class I, consisting of five hundred and twenty-five million (525,000,000) Class A shares, twenty-five million (25,000,000) Class B shares, twenty-five million (25,000,000) Class C shares and twenty-five million (25,000,000) Class I shares.

The Directors may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Company that would operate independently from the Company’s present portfolio, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Company’s shares will represent the interests of the shareholders of that series in a particular portfolio of the Company’s assets. In addition, the Directors may authorize the creation of additional classes of shares in the future.

Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Company need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, Maryland law, the Articles of Incorporation or the By-Laws of the Company (the “By-Laws”). Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Company. In addition, the Directors may be removed only for cause by the action of the holders of record of at least a majority of all outstanding shares entitled to vote for the election of Directors. All series of shares will vote with respect to certain matters, such as election of Directors. When all series of shares, to the extent that more than one series is authorized, are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a series’ policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of the Funds are identical in all respects, except that: (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class A shares are subject to an ongoing account maintenance fee; (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance fee; (iv) Class C shares are subject to a CDSC, a distribution fee and an ongoing account maintenance fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month approximately eight years after the purchase of such Class B shares; (vi) each class has voting rights on matters that pertain to the Rule l2b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule l2b-1 plan; (vii) Class I shares are not subject to any sales charges or distribution fees and are offered exclusively to participants in certain employee retirement plans; through certain “wrap accounts”; through certain trust institutions and bank trust departments; and to certain charitable organizations; and (viii) each class of shares will be exchangeable only into the same class of shares of any of the other AIG SunAmerica Mutual Fund. All shares of a Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Company. In addition, shares have no conversion rights, except as described above.

The By-Laws provide that the Company shall indemnify any person who was or is a Director, officer or employee of the Company to the maximum extent permitted by Maryland law and the 1940 Act upon a determination, made in accordance with the terms of the By-Laws, that indemnification is proper in the circumstances. In addition, the By-Laws provide that the Company may maintain insurance on behalf of any person who is or was a Director or officer, employee or agent of the Company or who is or was serving at the request of the Company as Director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted or incurred in connection with serving in such capacity. However, no Director or officer of the Company will be protected by indemnification, insurance or otherwise from any liability to the Company or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his or her office.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

The following is the offering price calculation for each Class of shares of each Fund, based on the value of each Fund’s net assets as of December 31, 2007.

Money Market Fund

	Class A	Class B*	Class C†	Class I
Net Assets	$1,182,788,518	$18,325,509	$23,046,111	$18,542,941
Number of Shares Outstanding	1,182,738,927	18,325,334	23,046,208	18,544,387
Net Asset Value Per Share (net assets divided by number of shares)	$1.00	$1.00	$1.00	$1.00
Offering Price	$1.00	$1.00	$1.00	$1.00

*	Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
†	Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

Municipal Money Market Fund

	Class A	Class B*	Class C†
Net Assets	$153,905,961	$188,853	$616,827
Number of Shares Outstanding	153,905,254	188,794	616,839
Net Asset Value Per Share (net assets divided by number of shares)	$1.00	$1.00	$1.00
Offering Price	$1.00	$1.00	$1.00

*	Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
†	Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

Reports to Shareholders

The Company sends audited annual and unaudited semi-annual reports to shareholders of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Company. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900 Houston, TX 77002, serves as the Company’s independent registered public accounting firm and in that capacity audits the annual financial statements of the Funds.

Legal Counsel

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Company.

FINANCIAL STATEMENTS

The Company’s audited financial statements are incorporated in this SAI by reference to its 2007 annual report to shareholders. You may request a copy of the Company’s annual report at no charge by calling (800) 858-8850 or writing the Company at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

APPENDIX

BOND, NOTE AND COMMERCIAL PAPER RATINGS

Description of Applicable Moody’s Investors Service, Inc.’s (“Moody’s”) Corporate Bond Ratings

Aaa	Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 to issues rated Aa to denote relative strength within such classification. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa rating category.

Description of Applicable Moody’s Note Ratings

MIG 1	Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2	Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Applicable Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

0	Leading market positions in well established industries

1	High rates of return on funds employed

2	Conservative capitalization structures with moderate reliance on debt and ample asset protection

3	Broad margins in earnings coverage of fixed financial charges and high internal cash generation

4	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Applicable Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. (“S&P”) Bond Ratings

An S&P corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

Plus (+) or minus (-): The rating of “AA” may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings:

P	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Applicable Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated “AAA” or “AA” (commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Applicable S&P Note Ratings

SP-1	The designation “SP-1” indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics.

SP-2	An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Description of Applicable S&P Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days.

A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Description of Applicable Fitch Commercial Paper Ratings:

Fitch’s commercial ratings are based on the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated F-1, F-2 or F-3.

F-1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

Description of Applicable Fitch Bond Ratings:

SP-1	The designation “SP-1” indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics.

SP-2	An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.